Exhibit 10.18


                      AMENDED AND RESTATED CREDIT AGREEMENT

                                   dated as of

                                 August 28, 2008

                                      among

                            1-800-FLOWERS.COM, INC.,

                     The SUBSIDIARY BORROWERS Party Hereto,

                          The GUARANTORS Party Hereto,

                            The LENDERS Party Hereto

                                       and

                           JPMORGAN CHASE BANK, N.A.,
                             as Administrative Agent

                                  ------------

                                  $293,000,000

                                  ------------


                             J.P. MORGAN SECURITIES INC.,
                    as Sole Lead Arranger and Sole Bookrunner

                              BANK OF AMERICA, N.A.
                                       and
                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                              as Syndication Agents

                               CAPITAL ONE, N.A.,
                             as Documentation Agent

                                      TABLE OF CONTENTS

                                                                           Page

     ARTICLE I.................................................................1

     DEFINITIONS...............................................................1

  SECTION 1.01.  Defined Terms.................................................1
                 -------------
  SECTION 1.02.  Terms Generally..............................................23
                 ---------------
  SECTION 1.03.  Accounting Terms; GAAP.......................................23
                 ----------------------

     ARTICLE II...............................................................23

     THE CREDITS..............................................................23

  SECTION 2.01.  The Commitments..............................................23
                 ---------------
  SECTION 2.02.  Loans and Borrowings.........................................24
                 --------------------
  SECTION 2.03.  Requests for Borrowings......................................25
                 -----------------------
  SECTION 2.04.  Swingline Loans..............................................26
                 ---------------
  SECTION 2.05.  Letters of Credit............................................27
                 -----------------
  SECTION 2.06.  Funding of Borrowings........................................31
                 ---------------------
  SECTION 2.07.  Interest Elections...........................................31
                 ------------------
  SECTION 2.08.  Termination, Reduction and Increase of the Commitments.......33
                 ------------------------------------------------------
  SECTION 2.09.  Repayment of Loans; Evidence of Debt.........................36
                 ------------------------------------
  SECTION 2.10.  Prepayment of Loans..........................................39
                 -------------------
  SECTION 2.11.  Fees.........................................................40
                 ----
  SECTION 2.12.  Interest.....................................................41
                 --------
  SECTION 2.13.  Alternate Rate of Interest...................................42
                 --------------------------
  SECTION 2.14.  Increased Costs..............................................42
                 ---------------
  SECTION 2.15.  Break Funding Payments.......................................43
                 ----------------------
  SECTION 2.16.  Taxes........................................................44
                 -----
  SECTION 2.17.  Payments Generally; Pro Rata Treatment; Sharing of Set-offs..47
                 -----------------------------------------------------------
  SECTION 2.18.  Mitigation Obligations; Replacement of Lenders...............49
                 ----------------------------------------------
  SECTION 2.19.  Designation of Subsidiary Borrowers..........................49
                 -----------------------------------

     ARTICLE III..............................................................50

     GUARANTEE................................................................50

  SECTION 3.01.  The Guarantee................................................50
                 -------------
  SECTION 3.02.  Obligations Unconditional....................................51
                 -------------------------
  SECTION 3.03.  Reinstatement................................................52
                 -------------
  SECTION 3.04.  Subrogation..................................................52
                 -----------
  SECTION 3.05.  Remedies.....................................................52
                 --------
  SECTION 3.06.  Instrument for the Payment of Money..........................52
                 -----------------------------------
  SECTION 3.07.  Continuing Guarantee.........................................52
                 --------------------
  SECTION 3.08.  Rights of Contribution.......................................52
                 ----------------------

  SECTION 3.09.  General Limitation on Guarantee Obligations..................53
                 -------------------------------------------

     ARTICLE IV...............................................................54

     REPRESENTATIONS AND WARRANTIES...........................................54

  SECTION 4.01.  Organization; Powers.........................................54
                 --------------------
  SECTION 4.02.  Authorization; Enforceability................................54
                 -----------------------------
  SECTION 4.03.  Governmental Approvals; No Conflicts.........................54
                 ------------------------------------
  SECTION 4.04.  Financial Condition; No Material Adverse Change..............54
                 -----------------------------------------------
  SECTION 4.05.  Properties...................................................55
                 ----------
  SECTION 4.06.  Litigation and Environmental Matters.........................55
                 ------------------------------------
  SECTION 4.07.  Compliance with Laws and Contractual Obligations.............56
                 ------------------------------------------------
  SECTION 4.08.  Investment Company Act Status................................56
                 -----------------------------
  SECTION 4.09.  Taxes........................................................56
                 -----
  SECTION 4.10.  ERISA........................................................56
                      -----
  SECTION 4.11.  Disclosure...................................................56
                 ----------
  SECTION 4.12.  Use of Credit................................................57
                 -------------
  SECTION 4.13.  Labor Matters................................................57
                 -------------
  SECTION 4.15.  Indebtedness.................................................57
                 ------------
  SECTION 4.16.  Liens  57
                 -----
  SECTION 4.17.  Subsidiaries.................................................57
                 ------------

     ARTICLE V................................................................58

     CONDITIONS...............................................................58

  SECTION 5.01.  Conditions to Effective Date.................................58
                 ----------------------------
  SECTION 5.02.  Each Credit Event............................................60
                 -----------------

     ARTICLE VI...............................................................60

     AFFIRMATIVE COVENANTS....................................................60

  SECTION 6.01.  Financial Statements and Other Information...................60
                 ------------------------------------------
  SECTION 6.02.  Notices of Material Events...................................62
                 --------------------------
  SECTION 6.03.  Existence; Conduct of Business...............................62
                 ------------------------------
  SECTION 6.04.  Payment of Taxes and Other Obligations.......................62
                 --------------------------------------
  SECTION 6.05.  Maintenance of Properties....................................63
                 -------------------------
  SECTION 6.06.  Maintenance of Insurance.....................................63
                 ------------------------
  SECTION 6.07.  Books and Records............................................63
                 -----------------
  SECTION 6.08.  Inspection Rights............................................63
                 -----------------
  SECTION 6.09.  Compliance with Laws and Contractual Obligations.............63
                 ------------------------------------------------
  SECTION 6.10.  Use of Proceeds and Letters of Credit........................63
                 -------------------------------------
  SECTION 6.11.  Additional Subsidiary Guarantors; Further Assurances.........63
                 ----------------------------------------------------

     ARTICLE VII..............................................................64

     NEGATIVE COVENANTS.......................................................64

  SECTION 7.01.  Indebtedness.................................................64
                 ------------
  SECTION 7.02.  Liens........................................................65
                 -----
  SECTION 7.03.  Mergers, Consolidations, Etc.................................66
                 -----------------------------
  SECTION 7.04.  Dispositions.................................................67
                 ------------
  SECTION 7.05.  Lines of Business............................................67
                 -----------------
  SECTION 7.06.  Investments and Acquisitions.................................68
                 ----------------------------
  SECTION 7.07.  Restricted Payments..........................................69
                 -------------------
  SECTION 7.08.  Transactions with Affiliates.................................69
                 ----------------------------
  SECTION 7.09.  Restrictive Agreements.......................................70
                 ----------------------
  SECTION 7.10.  Swap Agreements..............................................70
                 ---------------
  SECTION 7.11.  Financial Covenants..........................................71
                 -------------------
  SECTION 7.12.  Sale-Leasebacks..............................................71
                 ---------------
  SECTION 7.13.  Modifications of Organizational Documents....................71
                 -----------------------------------------

     ARTICLE VIII.............................................................71

     EVENTS OF DEFAULT........................................................71


     ARTICLE IX...............................................................74

     THE ADMINISTRATIVE AGENT.................................................74


     ARTICLE X................................................................76

     MISCELLANEOUS............................................................76

  SECTION 10.01.  Notices.....................................................76
                  -------
  SECTION 10.02.  Waivers; Amendments.........................................76
                  -------------------
  SECTION 10.03.  Expenses; Indemnity; Damage Waiver..........................78
                  ----------------------------------
  SECTION 10.04.  Successors and Assigns......................................79
                  ----------------------
  SECTION 10.05.  Survival....................................................82
                  --------
  SECTION 10.06.  Counterparts; Integration; Effectiveness....................82
                  ----------------------------------------
  SECTION 10.07.  Severability................................................83
                  ------------
  SECTION 10.08.  Right of Setoff.............................................83
                  ---------------
  SECTION 10.09.  Governing Law; Jurisdiction; Consent to Service of Process..83
                  ----------------------------------------------------------
  SECTION 10.10.  WAIVER OF JURY TRIAL........................................84
                  --------------------
  SECTION 10.11.  Headings....................................................84
                  --------
  SECTION 10.12.  Confidentiality.............................................84
                  ---------------
  SECTION 10.13.  USA PATRIOT Act.............................................85
                  ---------------
  SECTION 10.14.  Authorization of Company....................................86
                  ------------------------


SCHEDULE 1.01      - Commitments
SCHEDULE 4.06(a)   - Litigation
SCHEDULE 4.06(b)   - Environmental Matters
SCHEDULE 4.17      - Subsidiaries

SCHEDULE 7.01      - Existing Indebtedness
SCHEDULE 7.02      - Existing Liens
SCHEDULE 7.06      - Existing Investments
SCHEDULE 7.09      - Restrictive Agreements
SCHEDULE 10.01     - Addresses for Notices

EXHIBIT A       -   Form of Assignment and Assumption
EXHIBIT B-1     -   Form of Revolving Credit Note
EXHIBIT B-2     -   Form of [A][A-1]Term Loan Note
EXHIBIT B-3     -   Form of Swingline Loan Note
EXHIBIT C       -   Form of Amended and Restated Security Agreement
EXHIBIT D       -   Form of Subsidiary Joinder Agreement
EXHIBIT E-1     -   Form of Subsidiary Borrower Designation Letter
EXHIBIT E-2     -   Form of Termination Letter
EXHIBIT F       -   Form of Opinion of Counsel to the Loan Parties
EXHIBIT G       -   Form of Opinion of Special New York Counsel to JPMCB
EXHIBIT H       -   Form of U.S. Tax Compliance Certificate

     AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 28, 2008 (this "Agreement"), among 1-800-FLOWERS.COM, INC., the SUBSIDIARY BORROWERS party hereto, the GUARANTORS party hereto, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, the Company (as hereinafter defined) entered into that certain Credit Agreement, dated as of May 1, 2006 (as amended, the "Existing Credit Agreement"), among the Company, the several lenders party thereto (the "Existing Lenders") and JPMorgan Chase Bank, N.A., as administrative agent, pursuant to which the Existing Lenders made available a senior secured credit facility in the initial aggregate principal amount of $135,000,000;

     WHEREAS, the Company has requested that the Existing Lenders agree to amend and restate the Existing Credit Agreement to, among other things, provide for
(x) an additional tranche of terms loans in the amount of $60,000,000 (the "A-1 Term Loans") and (y) an increase to the Revolving Credit Commitment (as hereinafter defined) in the amount of $90,000,000, to be used for working capital and other general corporate purposes (including, without limitation, the consummation of any Acquisitions permitted under this Agreement) of the Company and its Subsidiaries; and

     WHEREAS, the parties to the Existing Credit Agreement wish to amend and restate the Existing Credit Agreement in its entirety upon the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties hereto agree that the Existing Credit Agreement is hereby amended and restated as of the Effective Date (as hereinafter defined) to read in its entirety as follows:


                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:


     "A Term Loans" means the term loans made by the Lenders to the Company pursuant to Section 2.01(b) of the Existing Credit Agreement. The outstanding aggregate amount of A Term Loans is $68,000,000 as of the Effective Date.

     "A Term Loan Commitment" means, with respect to each A Term Loan Lender, the commitment, if any, of such A Term Loan Lender to make an A Term Loan on the Closing Date pursuant to the Existing Credit Agreement (which commitment was funded on the Closing Date).

     "A Term Loan Lender" means a Lender with an outstanding A Term Loan.

     "A Term Loan Maturity Date" means May 1, 2012.

     "A-1 Term Loans" means the term loans made by the Lenders to the Company pursuant to Section 2.01(c).

     "A-1 Term Loan Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make an A-1 Term Loan hereunder on the Effective Date in the amount of such Lender's A-1 Term Loan Commitment as set forth on Schedule 1.01 under the caption "A-1 Term Loan Commitment", or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its A-1 Term Loan Commitment, as applicable. The aggregate amount of the Lenders' A-1 Term Loan Commitments is $60,000,000 as of the Effective Date.

     "A-1 Term Loan Lender" means a Lender with an A-1 Term Loan Commitment or, following the Effective Date, an outstanding A-1 Term Loan.

     "A-1 Term Loan Maturity Date" means August 28, 2013.

     "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

     "Acquisition" mean the acquisition by the Company or any other Loan Party of (a) Capital Stock of any other Person if, after giving effect thereto, (i) at least 80% of the Capital Stock of such other Person is owned by the Company or any other Loan Party, (ii) such other Person is consolidated with the Company in accordance with GAAP and (iii) such other Person is a Subsidiary Guarantor, (b) all or substantially all of the assets of any other Person or (c) assets constituting one or more business units of any other Person.

     "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

     "Administrative Agent" means JPMCB, in its capacity as administrative agent for the Lenders hereunder.

     "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

     "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

     "Alternate Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 0.50%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

     "Applicable Percentage" means (a) with respect to any Revolving Credit Lender for purposes of Sections 2.04 or 2.05 or in respect of any indemnity claim under Section 10.03(c) arising out of an action or omission of the Swingline Lender or any Issuing Lender under this Agreement, the percentage of the total Revolving Credit Commitments represented by such Revolving Credit Lender's Revolving Credit Commitment, and (b) with respect to any Lender in respect of any indemnity claim under Section 10.03(c) arising out of an action or omission of the Administrative Agent under this Agreement, the percentage of the total Commitments or Loans of all Classes hereunder represented by the aggregate amount of such Lender's Commitments or Loans of all Classes hereunder. With respect to the Revolving Credit Lenders, if the Revolving Credit
Commitments have terminated or expired, the Applicable Percentages shall be determined on the basis of the percentage of the total Revolving Credit
Exposures  represented  by  such  Revolving  Credit  Lender's  Revolving  Credit
Exposure.

     "Applicable Rate" means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread", "Eurodollar Spread" or "Commitment Fee Rate", respectively, based upon the Consolidated Leverage Ratio as of the most recent determination date provided that from the Effective Date until the delivery of the Company's consolidated financial statements for the fiscal quarter ending on or nearest to December 31, 2008, the "Applicable Rate" shall be the applicable rate per annum set forth below in Category 3:

============================ ================ ===================== ================== ================== ==================
   Consolidated Leverage     ABR Spread for    Eurodollar Spread     ABR Spread for       Eurodollar       Commitment Fee
          Ratio:              A Term Loans     for A Terms Loans     A-1 Term Loans     Spread for A-1          Rate
                              and Revolving      and Revolving                            Terms Loans
                              Credit Loans        Credit Loans
---------------------------- ---------------- --------------------- ------------------ ------------------ ------------------
        Category 1
                                  1.50%              2.50%                2.00%              3.00%              0.50%
 Greater than or equal to
         3.00:1.00

---------------------------- ---------------- --------------------- ------------------ ------------------ ------------------

        Category 2                1.25%              2.25%                1.75%              2.75%              0.45%
        ----------

 Greater than or equal to
  2.50:1.00 but less than
         3.00:1.00

---------------------------- ---------------- --------------------- ------------------ ------------------ ------------------

        Category 3                1.00%              2.00%                1.50%              2.50%              0.40%
        ----------

 Greater than or equal to
  2.00:1.00 but less than
         2.50:1.00

---------------------------- ---------------- --------------------- ------------------ ------------------ ------------------

        Category 4                0.75%              1.75%                1.25%              2.25%              0.35%
        ----------

 Greater than or equal to
  1.50:1.00 but less than
         2.00:1.00

---------------------------- ---------------- --------------------- ------------------ ------------------ ------------------

        Category 5                0.50%              1.50%                1.00%              2.00%              0.30%
        ----------

    Less than 1.50:1.00

============================ ================ ===================== ================== ================== ==================

For purposes of the foregoing, (i) the Consolidated Leverage Ratio shall be determined as of the end of each fiscal quarter of the Company based upon the Company's consolidated financial statements delivered pursuant to Section 6.01(a) or (b) (and the related compliance certificate delivered pursuant to Section 6.01(c)) and (ii) each change in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall be effective during the period commencing on and including the date three Business Days after delivery to the Administrative Agent of such consolidated financial statements and compliance certificate indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Consolidated Leverage Ratio shall be deemed to be in Category 1 (A) at any time that an Event of Default has occurred and is continuing or (B) if the Company fails to deliver the consolidated financial statements (and related compliance certificate) required to be delivered by it pursuant to Section 6.01(a), (b) and/or (c), during the period from the expiration of the time for delivery thereof specified in such sections until such financial statements and compliance certificate are delivered.

     "Approved Fund" means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

     "Asset Sale" means any Disposition of property or series of related Dispositions of property (excluding any such Disposition permitted by clauses
(a), (b), (c), (d) and (e) of Section 7.04) which yields gross proceeds to the Company or any of its Subsidiaries (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $500,000.

     "Assignment and Assumption" means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

     "Assuming Revolving Credit Lender" has the meaning set forth in Section 2.08(c).

     "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

     "Borrower" means the Company or any Subsidiary Borrower, as applicable.

     "Borrower Guaranteed Obligations" has the meaning set forth in Section 3.01(b).

     "Borrower Obligations" means, with respect to any Borrower, all of the Obligations of such Borrower.

     "Borrowing" means (a) all ABR Loans (other than Swingline Loans) of the same Class made, converted or continued on the same date, (b) all Eurodollar Loans of the same Class that have the same Interest Period or (c) a Swingline Loan.

     "Borrowing Request" means a request by a Borrower for a Borrowing in accordance with Section 2.03.

     "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

     "Capital Expenditures" means, for any period, expenditures (including the aggregate amount of Capital Lease Obligations incurred during such period) made by the Company or any of its Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) during such period computed in accordance with GAAP.

     "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

     "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

     "Cash Equivalent" means:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

                  (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

                  (c) investments   in   certificates  of    deposit,  banker's
         acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

                  (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) of this definition and entered into with a financial institution satisfying the criteria described in clause (c) of this definition; and

                  (e) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody's and (iii) have portfolio assets of at least $5,000,000,000.

     "Change in Control" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the date hereof) (other than James F. McCann, Christopher G. McCann and their respective descendants and/or trusts for their benefit and any other Person Controlled by any of the foregoing (collectively, the "McCann Group")), of shares representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Company; or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated by the board of directors of the Company nor (ii) appointed by directors so nominated or (c) the McCann Group (as defined above) shall cease to own a majority of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Company.

     "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or any Issuing Lender (or, for purposes of Section 2.14(b), by any lending office of such Lender or by such Lender's or such Issuing Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

     "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Credit Loans, A Term Loans, A-1 Term Loans or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Credit Commitment or A-1 Term Loan Commitment.

     "Cleanup Period" has the meaning set forth in Section 2.10(c).

     "Closing Date" means May 1, 2006.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Commitment" means a Revolving Credit Commitment, an A-1 Term Loan Commitment or any combination thereof (as the context requires).

     "Company" means 1-800-FLOWERS.COM, Inc., a Delaware corporation.


     "Consolidated EBITDA" means, for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) Consolidated Interest Expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (c) depreciation and amortization expense, (d) amortization of intangibles
(including, but not limited to, goodwill) and organization costs, (e) any extraordinary, unusual or non-recurring non-cash expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, non-cash losses on sales of assets outside of the ordinary course of business), (f) any non-cash stock-based compensation expense relating to stock options and restricted stock granted to employees or directors and (g) any non-cash charges resulting from writeoffs or write-downs of inventory during such period directly or indirectly attributable to Acquisitions permitted under this Agreement, and minus, (a) to the extent included in the statement of such Consolidated Net Income for such period, the sum of (i) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (ii) any other non-cash income and (b) any cash payments made during such period in respect of items described in clause (e) above subsequent to the fiscal quarter in which the relevant non-cash expenses or losses were reflected as a charge in the statement of Consolidated Net Income, all as determined on a consolidated basis. For the purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters (each, a "Reference Period") pursuant to any determination of the Consolidated Leverage Ratio, (x) if at any time during such Reference Period the Company or any Subsidiary shall have made any Material Disposition, the Consolidated EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period and (y) if during such Reference Period the Company or any Subsidiary shall have made an Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Acquisition occurred on the first day of such Reference Period. As used in this definition, "Material Disposition" means any Disposition of property or series of related Dispositions of property that yields gross proceeds to the Company or any of its Subsidiaries in excess of $5,000,000.

     "Consolidated Fixed Charge Coverage Ratio" means, at any date, the ratio of
(a) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Company ended on or most recently ended prior to such date, plus, without duplication and to the extent reflected as a charge in the statement of Consolidated Net Income for such period, Consolidated Lease Expenses for such period, minus Capital Expenditures for such period (other than to the extent such Capital Expenditures are financed with Indebtedness other than with the Loans) to (b) the sum of (i) Consolidated Interest Expense for such period plus
(ii) Consolidated Lease Expenses for such period plus (iii) Restricted Payments made under Section 7.07(c) during such period plus (iv) all regularly scheduled payments of principal of Indebtedness for such period.

     "Consolidated Funded Debt" means, at any date, all Indebtedness of the Company and its Subsidiaries that matures more than one year from the date of its creation or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including all current maturities and current sinking fund payments in respect of such Indebtedness whether or not required to be paid within one year from the date of its creation and, in the case of the Borrowers, Indebtedness in respect of the Loans, determined on a consolidated basis in accordance with GAAP.

     "Consolidated Interest Expense" means, for any period, total interest expense (including that attributable to Capital Lease Obligations) of the Company and its Subsidiaries for such period with respect to all outstanding Indebtedness of the Company and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Swap Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP), minus interest income of the Company and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

     "Consolidated Lease Expenses" means, for any period, the aggregate amount of fixed and contingent rentals payable by the Company or any Subsidiary for such period with respect to operating leases of real and personal property, minus the aggregate amount of cash rentals received by the Company or any Subsidiary in respect of subleases of any such property for such period, determined on a consolidated basis in accordance with GAAP.

     "Consolidated Leverage Ratio" means, at any date, the ratio of (a) the aggregate principal amount of all Consolidated Funded Debt on such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Company ended on or most recently ended prior to such date.

     "Consolidated Net Income" means, for any period, the consolidated net income (or loss) of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or loss) of any Person (other than a Subsidiary of the Company) in which the Company or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Company or such Subsidiary in the form of dividends or similar distributions and
(b) the undistributed earnings of any Subsidiary of the Company (other than a Loan Party) to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary.

     "Consolidated Net Worth" means, at any date, the sum of (a) all amounts that would, in conformity with GAAP, be included on a consolidated balance sheet of the Company and its Subsidiaries under stockholders' equity at such date plus
(b) (without duplication) the liquidation value of all preferred Capital Stock of the Company (other than such preferred stock that is mandatorily redeemable on or prior to the date that is six months after the A-1 Term Loan Maturity
Date).

     "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

     "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

     "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

     "DesignPac Acquisition" means the acquisition of the membership interests of DesignPac Gifts LLC, an Illinois limited liability company, pursuant to the Interest Purchase Agreement, dated as of April 30, 2008, by and among DPAC Holdings Inc., a Delaware corporation, DesignPac Gifts LLC, the Company and the founders named therein.

     "Disclosed Matters" means the actions,  suits and proceedings  disclosed in
Schedule 4.06(a) and the environmental matters disclosed in Schedule 4.06(b).

     "Disposition" means, with respect to any property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof (excluding the sale by the Company of its own Capital Stock).

     "Dollars" or "$" refers to lawful money of the United States of America.

     "Domestic Subsidiary" means any Subsidiary of the Company organized or incorporated under the laws of any jurisdiction within the United States of America.

     "Effective Date" means the date (which shall be a Business Day not later than September 30, 2008) on which the conditions specified in Section 5.01 are satisfied (or waived in accordance with Section 10.02).

     "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating to pollution or protection of the environment and public health (to the extent relating to exposure to Hazardous Material), preservation or reclamation of natural resources, including those relating to the management, release or threatened release of any Hazardous Material.

     "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company or any Subsidiary arising under any Environmental Law and resulting from (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or
(e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

     "Equity Issuance" means (a) any issuance or sale by the Company or any of its Subsidiaries after the date hereof of (i) any of its Capital Stock, (ii) any warrants or options exercisable in respect of its Capital Stock (other than any warrants or options issued to directors, officers, employees or consultants of the Company or any of its Subsidiaries pursuant to benefit plans established in the ordinary course of business and any Capital Stock of the Company issued upon the exercise of such warrants or options) or (iii) any other security or instrument representing an equity interest (or the right to obtain any equity interest) in the Company or any of its Subsidiaries or (b) the receipt by the Company or any of its Subsidiaries after the date hereof of any capital contribution (whether or not evidenced by any equity security issued by the recipient of such contribution); provided that Equity Issuance shall not include
(x) any such issuance or sale by any Subsidiary of the Company to the Company or any Subsidiary of the Company or (y) any capital contribution by the Company or any Subsidiary of the Company to any Subsidiary of the Company.

     "Equity Rights" means, with respect to any Person, any subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any shareholders' or voting trust agreements) for the issuance, sale, registration or voting of, or securities convertible into, any additional shares of Capital Stock of any class or type of such Person.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with any Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and
Section 412 of the Code, is treated as a single employer under Section 414(m) of the Code.

     "ERISA Event" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Pension Plan (other than an event for which the 30-day notice period is waived); (b) with respect to plan years prior to 2008, the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) any failure by any Pension Plan to satisfy the minimum funding standards (within the meaning of Sections 412 or 430 of the Code or Section 302 of ERISA) applicable to such Pension Plan, whether or not waived; (d) the filing pursuant to Section 412 of the Code or
Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan, or the failure to make by its due date a required installment under Section 430(j) of the Code with respect to any Pension Plan; (e) the incurrence by any Borrower or any of their ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Pension Plan; (f) a determination that any Pension Plan is, or is expected to be, in "at risk" status (within the meaning of Section 430 of the Code or Title IV of ERISA); (g) the receipt by any Borrower or any of their ERISA Affiliates from the PBGC or a plan administrator of any notice relating to an intention to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan under Section 4042 of ERISA; (h) the incurrence by any Borrower or any of their ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Pension Plan or Multiemployer Plan; or (i) the receipt by any Borrower or any of their ERISA Affiliates of any notice from any plan administrator of any Multiemployer Plan concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, in reorganization or in endangered or critical status (within the meaning of Section 432 of the Code or Section 305 or Title IV of ERISA).

     "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

     "Event of Default" has the meaning assigned to such term in Article VIII.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, any Issuing Lender or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed on any Lender by the United States of America and (c) in the case of a Non-U.S. Lender (other than an assignee pursuant to a request by the Company under Section 2.18(b)), any withholding tax that is imposed on amounts payable to such Non-U.S. Lender at the time such Non-U.S. Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Non-U.S. Lender's failure to comply with Section 2.16(e), except to the extent that such Non-U.S. Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the applicable Borrower with respect to such withholding tax pursuant to Section 2.16(a).

     "Existing Credit Agreement" has the meaning set forth in the recitals hereto.

     "Existing Lenders" has the meaning set forth in the recitals hereto.

     "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

     "Foreign Lender" means any Lender or Issuing Lender that is not a "US person" as defined by Section 7701(a)(30) of the Code.

     "Foreign Subsidiary" means any Subsidiary of the Company that is not a Domestic Subsidiary.

     "GAAP" means generally accepted accounting principles in the United States of America.

     "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

     "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

     "Guaranteed Obligations" means, collectively, the Borrower Guaranteed Obligations and the Subsidiary Borrower Guaranteed Obligations.

     "Guarantors" means the Company and the Subsidiary Guarantors, in each case with respect to its respective Guaranteed Obligations.

     "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

     "Increasing Revolving Credit Lender" has the meaning set forth in Section 2.08(c).

     "Increasing Term Loan Lender" has the meaning set forth in Section 2.08(d).

     "Incremental Term Loan" has the meaning set forth in Section 2.08(d).

     "Incremental Term Loan Effective Date" has the meaning set forth in Section 2.08(d).

     "Incremental  Term  Loan  Lender"  has the  meaning  set  forth in  Section
2.08(d).

     "Incremental Term Loan Supplement" has the meaning set forth in Section 2.08(d).

     "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances and
(k) the liquidation value of all preferred Capital Stock of such Person that is mandatorily redeemable on or prior to the date that is six months after the A-1 Term Loan Maturity Date. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

     "Indemnified Taxes" means Taxes other than Excluded Taxes.


     "Interest Election Request" means a request by a Borrower to convert or continue a Borrowing in accordance with Section 2.07.

     "Interest Payment Date" means (a) with respect to any ABR Loan (other than a Swingline Loan), each Quarterly Date, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable thereto and, in the case of any Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three-months' duration after the first day of such Interest Period and (c) with respect to any Swingline Loan, the day that such Loan is required to be repaid.

     "Interest Period" means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months or (if agreed to by all the Lenders of the applicable Class of Loans) nine or twelve months thereafter, as the applicable Borrower may elect; provided that
(i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and
(ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing, and the date of a Borrowing comprising Loans of any Class that have been converted or continued shall be the effective date of the most recent conversion or continuation of such Borrowing.

     "Investment" means, by any Person, (a) the amount paid or committed to be paid, or the value of property or services contributed or committed to be contributed, by such Person for or in connection with the acquisition by such Person of any stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person and (b) the amount of any advance, loan or extension of credit by such Person, to any other Person, or guaranty or other similar obligation of such Person with respect to any Indebtedness of such other Person (other than Indebtedness constituting trade payables in the ordinary course of business), and (without duplication) any amount committed to be advanced, loaned, or extended by such Person to any other Person, or any amount the payment of which is committed to be assured by a guaranty or similar obligation by such Person for the benefit of, such other Person.

     "Issuing Lender" means each of JPMCB and Wachovia Bank, National Association, each in its capacity as the issuer of Letters of Credit hereunder, and in each case its successors in such capacity as provided in Section 2.05(j). Each Issuing Lender may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Lender, in which case the term "Issuing Lender" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

     "JPMCB" means JPMorgan Chase Bank, N.A.

     "LC Disbursement" means a payment made by an Issuing Lender pursuant to a Letter of Credit.

     "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrowers at such time. The LC Exposure of any Revolving Credit Lender at any time shall be its Applicable Percentage of the total LC Exposures at such time.

     "Lenders" means the Persons listed on Schedule 1.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or an instrument entered into pursuant to Section 2.08(c), other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term "Lenders" includes the Swingline Lender.

     "Letter of Credit" means any standby or commercial letter of credit issued pursuant to this Agreement.

     "Letter of Credit Documents" means, with respect to any Letter of Credit, collectively, any application therefor and any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations, each as the same may be modified and supplemented and in effect from time to time.

     "Letter of Credit Sublimit Amount" means $25,000,000.

     "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on the Reuters Screen LIBOR 01 Page (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

     "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

     "Loan Documents" means, collectively, this Agreement, the Letter of Credit Documents, the promissory notes (if any) executed and delivered pursuant to
Section 2.09(g) and the Security Documents.

     "Loan Parties" means the Borrowers and the Guarantors.

     "Loans" means the loans made by the Lenders to any or all the Borrowers pursuant to this Agreement.

     "Margin Stock" means "margin stock" within the meaning of Regulations T, U and X of the Board.

     "Material Adverse Effect" means a material adverse effect on (a) the business, property, operation or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Loan Parties to perform their respective obligations hereunder and under the other Loan Documents or (c) the validity or enforceability of this Agreement or any other Loan Document or the rights or remedies of the Administrative Agent and the Lenders hereunder or thereunder.

     "Material Indebtedness" means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Company and its Subsidiaries in an aggregate outstanding principal amount exceeding $7,500,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Company or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Company or any Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

     "Moody's" means Moody's Investors Service, Inc.

     "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

     "Napco Acquisition" means the acquisition of the assets of Napco Marketing Corp, a Florida corporation, pursuant to the Asset Purchase Agreement, dated as of July 21, 2008, by and among the Company, Napco Marketing Corp., a Delaware corporation and Napco Marketing Corp, a Florida corporation.

     "Net Cash Proceeds" means (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or the sale or disposition of any non-cash consideration or otherwise, but only as and when received and excluding the portion of such deferred payment constituting interest) of such Asset Sale or Recovery Event, net of attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document) and other customary costs, fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and net of amounts deposited in escrow in connection therewith or reasonably expected to be paid as a result of any purchase price adjustment, indemnities or reserves related thereto (such amounts shall be Net Cash Proceeds to the extent and at the time released or not required to be so used) and (b) in connection with any issuance or sale of equity securities or debt securities or instruments or the incurrence of loans or capital contribution, the cash proceeds received from such issuance, incurrence or capital contribution, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

     "Non-U.S. Lender" means any Lender that is organized under the laws of a jurisdiction other than the United States of America, any State thereof or the District of Columbia.

     "Obligations" means, collectively, (a) all of the Indebtedness, liabilities and obligations of any Loan Party to the Administrative Agent, the Lenders, the Swingline Lender and/or the Issuing Lenders arising under the Loan Documents (including all reimbursement obligations in respect of Letters of Credit), in each case whether fixed, contingent (including without limitation those

Obligations incurred as a Guarantor pursuant to Article III), now existing or hereafter arising, created, assumed, incurred or acquired, and whether before or after the occurrence of any Event of Default under clause (h) or (i) of Article VIII and including any obligation or liability in respect of any breach of any representation or warranty and all post-petition interest and funding losses, whether or not allowed as a claim in any proceeding arising in connection with such an event, (b) all obligations of any Loan Party owing to any Lender or any Affiliate of any Lender under any treasury management services agreement, any service terms or any service agreements, including electronic payments service terms and/or automated clearing house agreements, and all overdrafts on any account which any Loan Party maintains with any Lender or any Affiliate of any Lender and (c) all obligations of any Loan Party owing to any Lender or any Affiliate of any Lender under (i) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements, (ii) other agreements or arrangements designed to manage interest rates or interest rate risk and (iii) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates or commodity prices. The term `Obligations" shall include Borrower Obligations and Subsidiary Borrower Obligations.

     "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under this Agreement or any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

     "Participant" has the meaning set forth in Section 10.04(c).

     "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

     "Pension Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

     "Permitted Liens" means:

     (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 6.04;

     (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 6.04;

     (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

     (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

     (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VIII; and

     (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any Subsidiary;

provided that the term "Permitted Liens" shall not include any Lien securing Indebtedness.

     "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

     "Prime Rate" means the rate of interest per annum publicly announced from time to time by JPMCB as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

     "Principal Payment Dates" means (a) the Quarterly Dates of each year, commencing with the Quarterly Date falling on or nearest to September 30, 2008, in the case of A Term Loans, and December 31, 2008, in the case of A-1 Term Loans, and (b) the A Term Loan Maturity Date, in the case of A Term Loans, and the A-1 Term Loan Maturity Date, in the case of A-1 Term Loans.

     "Pro Forma Financial Statements" has the meaning set forth in Section 5.01(h).

     "Quarterly Dates" means the last Business Day of September, December, March and June in each year, the first of which shall be the first such day after the date hereof.

     "Recovery Event" means any settlement of or payment in respect of any property or casualty insurance claim (but not to the extent such claim compensates for any loss of revenues or interruption of business or operations caused thereby) or any condemnation proceeding relating to any asset of the Company or any of its Subsidiaries with a value in excess of $500,000.

     "Register" has the meaning set forth in Section 10.04.

     "Reinvestment Deferred Amount" means, with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by the Company or any of its Subsidiaries in connection therewith which are not applied to prepay the Term Loans pursuant to Section 2.10(b)(iii) as a result of the delivery of a Reinvestment Notice.

     "Reinvestment Event" means any Asset Sale or Recovery Event in respect of which the Company has delivered a Reinvestment Notice.

     "Reinvestment Notice" means a written notice executed by a Responsible Officer stating that no Default has occurred and is continuing and that the Company or any Subsidiary intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale or Recovery Event to acquire assets useful in its business.

     "Reinvestment Prepayment Amount" means, with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire assets useful in the Company's or any Subsidiary's business.

     "Reinvestment Prepayment Date" means, with respect to any Reinvestment Event, the earlier of (a) the date occurring twelve months after such Reinvestment Event (or in the case of any Reinvestment Event arising out of a casualty insurance claim where the Company or any of its Subsidiaries is rebuilding or restoring the property subject to such casualty, the date occurring twelve months after such Reinvestment Event) and (b) the date on which the Company shall have determined not to, or shall have otherwise ceased to, acquire assets useful in the Company's or any Subsidiary's business with all or any portion of the relevant Reinvestment Deferred Amount.

     "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

     "Required Lenders" means, at any time, Lenders having Revolving Credit Exposures, outstanding Term Loans and unused Commitments representing more than 50% of the sum of the total Revolving Credit Exposures, outstanding Term Loans and unused Revolving Credit Commitments at such time. The "Required Lenders" of a particular Class of Loans means Lenders having Revolving Credit Exposures, outstanding Term Loans and/or unused Commitments of such Class, as applicable, representing more than 50% of the total Revolving Credit Exposures, outstanding Term Loans and/or unused Commitments of such Class, as applicable, at such time.

     "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "Responsible Officer" means the chief executive officer, president or chief financial officer of the Company, but in any event, with respect to financial matters, the chief financial officer of the Company.

     "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any Capital Stock of the Company or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Capital Stock of the Company or any option, warrant or other right to acquire any such Capital Stock of the Company.

     "Revolving Credit", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are made pursuant to Section 2.01(a).

     "Revolving Credit Availability Period" means the period from and including the Effective Date to but excluding the earlier of the Revolving Credit Commitment Termination Date and the date of termination of the Revolving Credit Commitments.

     "Revolving Credit Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Credit Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be (a) reduced or increased from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section
10.04. The initial amount of each Lender's Revolving Credit Commitment is set forth on Schedule 1.01 under the caption "Revolving Credit Commitment", or in the Assignment and Acceptance or other instrument pursuant to which such Lender shall have assumed its Revolving Credit Commitment, as applicable. The initial aggregate amount of the Revolving Credit Commitments is $165,000,000.

     "Revolving Credit Commitment Increase" has the meaning set forth in Section 2.08(c).

     "Revolving  Credit  Commitment  Increase Date" has the meaning set forth in
Section 2.08(c).

     "Revolving Credit Commitment Termination Date" means April 29, 2011.

     "Revolving Credit Exposure" means, with respect to any Revolving Credit Lender at any time, the sum of (a) the outstanding principal amount of such Lender's Revolving Credit Loans, (b) the LC Exposure of such Lender and (c) the Swingline Exposure of such Lender at such time.

     "Revolving Credit Lender" means a Lender with a Revolving Credit Commitment or, if the Revolving Credit Commitments have terminated or expired, a Lender with Revolving Credit Exposure.

     "Revolving Credit Loans" means the loans made by the Lenders to the Borrowers pursuant to Section 2.01(a).

     "S&P" means Standard & Poor's Ratings Services.

     "SEC" means the Securities and Exchange Commission, or any regulatory body that succeeds to the functions thereof.

     "Security Agreement" means an Amended and Restated Security Agreement substantially in the form of Exhibit C between the Loan Parties and the Administrative Agent.

     "Security Documents" means, collectively, the Security Agreement, each Subsidiary Joinder Agreement, any security or similar agreement entered into pursuant to Section 6.11 in favor of the Administrative Agent, and all Uniform Commercial Code financing statements required by the terms of any such agreement to be filed with respect to the security interests created pursuant thereto.

     "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

     "Subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity
(a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise specified, "Subsidiary" means a Subsidiary of the Company.

     "Subsidiary Borrower" means (a) each Domestic Subsidiary of the Company (if any) that is listed under the caption "Subsidiary Borrowers" on the signature pages hereof and (b) each other Domestic Subsidiary of the Company that shall become a Subsidiary Borrower pursuant to Section 2.19, in each case so long as such Subsidiary shall remain a Subsidiary Borrower hereunder.

     "Subsidiary Borrower Designation Letter" means the Subsidiary Borrower Designation Letter entered into by the Company and a wholly-owned Domestic Subsidiary of the Company pursuant to Section 2.19, pursuant to which such Subsidiary shall (subject to the terms and conditions of Section 2.19(b)) be designated as a Subsidiary Borrower, substantially in the form of Exhibit E-1 or any other form approved by the Administrative Agent.

     "Subsidiary  Borrower Guaranteed  Obligations" has the meaning set forth in
Section 3.01.

     "Subsidiary Borrower Obligations" means, with respect to any Subsidiary Borrower, all of the Obligations of such Subsidiary Borrower.

     "Subsidiary Guarantors" means (a) each Subsidiary of the Company that is listed under the caption "Subsidiary Guarantors" on the signature pages hereof and (b) each other Subsidiary of the Company that shall become a Subsidiary Guarantor pursuant to Section 6.11.

     "Subsidiary Joinder Agreement" means a Subsidiary Joinder Assumption Agreement substantially in the form of Exhibit D executed and delivered by a Domestic Subsidiary that, pursuant to Section 6.11(a), is required to become a "Subsidiary Guarantor" hereunder and a "Securing Party" under the Security Agreement in favor of the Administrative Agent.

     "Swap Agreement" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or any Subsidiary shall be a Swap Agreement.

     "Swingline Exposure" means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.

     "Swingline Lender" means JPMCB, in its capacity as lender of Swingline Loans hereunder.

     "Swingline Loan" means a Loan made pursuant to Section 2.04.

     "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

     "Term", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are made pursuant to
Section 2.01(b) or 2.01(c).

     "Term Loans" means the collective reference to the A Term Loans and the A-1 Term Loans.

     "Term Loan Lender" means a Lender with an outstanding A Term Loan or A-1 Term Loan.

     "Termination Letter" has the meaning set forth in Section 2.19(c).

     "Transactions" means the execution, delivery and performance by each Loan Party of this Agreement and the other Loan Documents to which such Loan Party is intended to be a party, the borrowing of Loans hereunder and the use of proceeds thereof, and the issuance of Letters of Credit hereunder.

     "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

     "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

     SECTION 1.03. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Company notifies the Administrative Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Company that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. To enable the ready and consistent determination of compliance with the covenants set forth in
Article VII, the Company will not permit the fiscal year of the Company to end on a day other than July 1 or any other day within one week of July 1.

                                   ARTICLE II

                                   THE CREDITS

                  SECTION 2.01.  The Commitments.
                                 ---------------

     (a) Revolving Credit Loans. Subject to the terms and conditions set forth herein, each Revolving Credit Lender agrees to make Revolving Credit Loans to any of the Borrowers from time to time during the Revolving Credit Availability

Period in an aggregate principal amount that will not result in (i) such Lender's Revolving Credit Exposure exceeding such Lender's Revolving Credit Commitment or (ii) the total Revolving Credit Exposures exceeding the total Revolving Credit Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Credit Loans.

     (b) Term Loans. Each A Term Loan Lender made to the Company on the Closing Date shall continue to be outstanding under this Agreement and governed by the terms of this Agreement. Amounts prepaid or repaid in respect of A Term Loans may not be reborrowed.

     (b) A-1 Term Loans. Subject to the terms and conditions set forth herein, each A-1 Term Loan Lender agrees to make an A-1 Term Loan to the Company on the Effective Date in a principal amount equal to its A-1 Term Loan Commitment. Amounts prepaid or repaid in respect of A-1 Term Loans may not be reborrowed.

     SECTION 2.02. Loans and Borrowings.
                   --------------------

     (a) Obligations of Lenders. Each Loan shall be made as part of a Borrowing by any Borrower consisting of Loans of the same Class and Type made to such Borrower by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

     (b) Type of Loans. Subject to Section 2.13, each Borrowing by any Borrower shall be comprised entirely of ABR Loans or of Eurodollar Loans as such Borrower may request in accordance herewith. Each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement.

     (c) Minimum Amounts; Limitation on Number of Borrowings. Each Eurodollar Borrowing shall be in an aggregate amount of $3,000,000 or a larger multiple of $500,000. Each ABR Borrowing shall be in an aggregate amount equal to $1,000,000 or a larger multiple of $100,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused amount of the total Revolving Credit Commitment or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(f). Each Swingline Loan shall be in an amount that is a multiple of $100,000 and not less than $100,000. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of six Eurodollar Borrowings outstanding.

     (d) Limitations on Interest Periods. Notwithstanding any other provision of this Agreement, no Borrower shall be entitled to request (or to elect to convert to or continue as a Eurodollar Borrowing) (i) any Revolving Credit Eurodollar Borrowing if the Interest Period requested therefor would end after the Revolving Credit Commitment Termination Date; (ii) any Term Eurodollar Borrowing if the Interest Period requested therefor would end after the A Term Loan

Maturity Date or A-1 Term Loan Maturity Date, as the case may be; or (iii) any Term Eurodollar Borrowing if the Interest Period requested therefor would commence before and end after any applicable Principal Payment Date unless, after giving effect thereto, the aggregate principal amount of the A Term Loans or A-1 Term Loans, as the case may be, having Interest Periods that end after such Principal Payment Date shall be equal to or less than the aggregate principal amount of the Term Loans and A-1 Term Loans, as the case may be, permitted to be outstanding after giving effect to the applicable payments of principal required to be made on such Principal Payment Date.

     SECTION 2.03. Requests for Borrowings.
                   -----------------------

     (a) Notice by the Borrowers. To request a Borrowing, a Borrower shall notify the Administrative Agent of such request by telephone (i) in the case of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of the proposed Borrowing or (ii) in the case of an ABR Borrowing, not later than 12:00 noon, New York City time, one Business Day before the date of the proposed Borrowing; provided that any such notice of an ABR Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(f) may be given not later than 12:00 noon, New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by such Borrower.

     (b) Content of Borrowing Requests. Each telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

     (i) whether the requested Borrowing is to be a Revolving Credit Borrowing or Term Borrowing;

     (i) the aggregate amount of the requested Borrowing;

     (iii) the date of such Borrowing, which shall be a Business Day;

     (iv) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

     (v) in the case of a Eurodollar Borrowing, the Interest Period therefor, which shall be a period contemplated by the definition of the term "Interest Period" and permitted under Section 2.02(d); and

     (vi) the location and number of the applicable  Borrower's account to which
   funds  are to   be disbursed,  which  shall comply with  the  requirements of
   Section 2.06.

     (c) Notice by the Administrative Agent to the Lenders. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

     (d) Failure to Elect. If no election as to the Type of a Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, the requested Borrowing shall be made instead as an ABR Borrowing.

     SECTION 2.04. Swingline Loans.
                   ---------------

     (a) Agreement to Make Swingline Loans. Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Company from time to time during the Revolving Credit Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $10,000,000 or (ii) the total Revolving Credit Exposures exceeding the total Revolving Credit Commitments; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Company may borrow, prepay and reborrow Swingline Loans.

     (b) Notice of Swingline Loans by Company. To request a Swingline Loan, the Company shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 12:00 noon, New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Company. The Swingline Lender shall make each Swingline Loan available to the Company by means of a credit to an account of the Company with the Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(f), by remittance to the applicable Issuing Lender) by 3:00 p.m., New York City time, on the requested date of such Swingline Loan.

     (c) Participations by Lenders in Swingline Loans. The Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m., New York City time, on any Business Day require the Revolving Credit Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Credit Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Credit Lender, specifying in such notice such Revolving Credit Lender's Applicable Percentage of such Swingline Loan or Loans. Each Revolving Credit Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Revolving Credit Lender's Applicable Percentage of such Swingline Loan or Loans. Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Credit Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in
Section 2.06 with  respect to Loans made by such  Revolving  Credit  Lender (and
Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Credit Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Credit

Lenders. The Administrative Agent shall notify the Company of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Company (or other party on behalf of the Company) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Credit Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Company for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Company of any default in the payment thereof.

     SECTION 2.05. Letters of Credit.
                   -----------------

     (a) General. Subject to the terms and conditions set forth herein, in addition to the Loans provided for in Section 2.01, any Borrower may request an Issuing Lender to issue, at any time and from time to time during the Revolving Credit Availability Period, Letters of Credit denominated in Dollars for such Borrower's account in such form as is acceptable to such Issuing Lender in its reasonable determination. Letters of Credit issued hereunder shall constitute utilization of the Commitments.

     (b) Notice of Issuance, Amendment, Renewal or Extension. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), a Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Issuing Lender and the Administrative Agent) to such Issuing Lender and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (d) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by an Issuing Lender, such Borrower also shall submit a letter of credit application on such Issuing Lender's standard form in connection with any request for a Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by such Borrower to, or entered into by such Borrower with, the applicable Issuing Lender relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

     (c) Limitations on Amounts. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the applicable Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the total LC Exposures shall not exceed the Letter of Credit Sublimit Amount and (ii) the total Revolving Credit Exposures shall not exceed the total Revolving Credit Commitments.

     (d) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Revolving Credit Commitment Termination Date.

     (e) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) by an Issuing Lender, and without any further action on the part of such Issuing Lender or the Revolving Credit Lenders, such Issuing Lender hereby grants to each Revolving Credit Lender, and each Revolving Credit Lender hereby acquires from such Issuing Lender, a participation in such Letter of Credit equal to such Revolving Credit Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments.

     In consideration and in furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for account of each Issuing Lender, such Revolving Credit Lender's Applicable Percentage of each LC Disbursement made by such Issuing Lender promptly upon the request of such Issuing Lender at any time from the time of such LC Disbursement until such LC Disbursement is reimbursed by the applicable Borrower or at any time after any reimbursement payment is required to be refunded to such Borrower for any reason. Such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each such payment shall be made in the same manner as provided in Section 2.06 with respect to Revolving Credit Loans made by such Revolving Credit Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Credit Lenders), and the Administrative Agent shall promptly pay to the applicable Issuing Lender the amounts so received by it from the Revolving Credit Lenders. Promptly following receipt by the Administrative Agent of any payment from a Borrower pursuant to paragraph (f) of this Section, the Administrative Agent shall distribute such payment to the applicable Issuing Lender or, to the extent that the Revolving Credit Lenders have made payments pursuant to this paragraph to reimburse such Issuing Lender, then to such Revolving Credit Lenders and such Issuing Lender as their interests may appear. Any payment made by a Revolving Credit Lender pursuant to this paragraph to reimburse any Issuing Lender for any LC Disbursement (other than the funding of ABR Revolving Credit Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve such Borrower of its obligation to reimburse such LC Disbursement.

     (f) Reimbursement. If any Issuing Lender shall make any LC Disbursement in respect of a Letter of Credit, the applicable Borrower shall reimburse such Issuing Lender in respect of such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on (i) the Business Day that such Borrower receives notice of such LC Disbursement, if such notice is received prior to 10:00 a.m., New York City time, or (ii) the Business Day immediately following the day that such Borrower receives such notice, if such notice is not received prior to such time; provided that, if such LC Disbursement is not less than $100,000, such Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Revolving Credit Borrowing or (in the case of the Company) a Swingline Loan in an equivalent amount and, to the extent so financed, such Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Credit Borrowing or (in the case of the Company) Swingline Loan.

     If a Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Credit Lender of the applicable LC Disbursement, the payment then due from such Borrower in respect thereof and such Revolving Credit Lender's Applicable Percentage thereof.

     (g) Obligations Absolute. Each Borrower's obligation to reimburse LC Disbursements as provided in paragraph (f) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by any Issuing Lender under a Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Letter of Credit, and (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, such Borrower's obligations hereunder. Neither the Administrative Agent, the Revolving Credit Lenders nor any Issuing Lender, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of such Issuing Lender; provided that the foregoing shall not be construed to excuse such Issuing Lender from liability to the applicable Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by such Borrower to the extent permitted by applicable law) suffered by such Borrower that are caused by such Issuing Lender's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of any Issuing Lender (as finally determined by a court of competent jurisdiction), such Issuing Lender shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, any Issuing Lender may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

     (h) Disbursement Procedures. Each Issuing Lender shall, within a reasonable time following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Each Issuing Lender shall promptly after such examination notify the Administrative Agent and the applicable Borrower by telephone (confirmed by telecopy) of such demand for payment and whether such Issuing Lender has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve such Borrower of its obligation to reimburse such Issuing Lender and the Revolving Credit Lenders with respect to any such LC Disbursement.

     (i) Interim Interest. If any Issuing Lender shall make any LC Disbursement, then, unless the applicable Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that such Borrower reimburses such LC
Disbursement, at the rate per annum then applicable to ABR Revolving Credit Loans; provided that, if such Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (f) of this Section, then Section 2.12(c) shall apply. Interest accrued pursuant to this paragraph shall be for account of the applicable Issuing Lender, except that interest accrued on and after the date of payment by any Revolving Credit Lender pursuant to paragraph (f) of this Section to reimburse such Issuing Lender shall be for account of such Revolving Credit Lender to the extent of such payment.

     (j) Replacement of Issuing Lender. Any Issuing Lender may be replaced at any time by written agreement among the Company, the Administrative Agent, the replaced Issuing Lender and the successor Issuing Lender thereto. The Administrative Agent shall notify the Revolving Credit Lenders of any such replacement of an Issuing Lender. At the time any such replacement shall become effective, the Company shall pay all unpaid fees accrued for account of the replaced Issuing Lender pursuant to Section 2.11(b). From and after the effective date of any such replacement, (i) the successor Issuing Lender shall have all the rights and obligations of the replaced Issuing Lender under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Lender" shall be deemed to refer to such successor or to any previous Issuing Lender, or to such successor and all previous Issuing Lenders, as the context shall require. After the replacement of an Issuing Lender hereunder, the replaced Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Lender under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

     (k) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Company receives notice from the Administrative Agent or the Required Revolving Credit Lenders (or, if the maturity of the Revolving Credit Loans has been accelerated, Revolving Credit Lenders representing greater than 50% of the total LC Exposures) demanding the deposit of cash collateral pursuant to this paragraph, the Company shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to 105% of the total LC Exposures as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to any Loan Party described in clause (h) or (i) of Article VIII. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Loan Parties under this Agreement and the other Loan Documents. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Company's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse each Issuing Lender for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrowers for the LC Exposure at such time or, if the maturity of the Revolving Credit Loans has been accelerated (but subject to the consent of Revolving Credit Lenders representing greater than 50% of the total LC Exposures), be applied to satisfy other obligations of the Loan Parties under this Agreement and the other Loan Documents. If the Company is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Company within three Business Days after all Events of Default have been cured or waived.

     SECTION 2.06. Funding of Borrowings.
                   ---------------------

     (a) Funding by Lenders. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the applicable Borrower by promptly crediting the amounts so received, in like funds, to an account of such Borrower designated by such Borrower in the applicable Borrowing Request; provided that ABR Revolving Credit Borrowings made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(f) shall be remitted by the Administrative Agent to the applicable Issuing Lender.

     (b) Presumption by the Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and such Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or
(ii) in the case of such Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

     SECTION 2.07. Interest Elections.
                   ------------------

     (a) Elections by the Borrowers. The Loans constituting each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the applicable

Borrower may elect to convert such Borrowing to a Borrowing of a different Type or to continue such Borrowing as a Borrowing of the same Type and, in the case of a Eurodollar Borrowing, may elect Interest Periods, all as provided in this Section. The applicable Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans of the respective Class constituting such Borrowing, and the Loans of such Class constituting each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

     (b) Notice of Elections. To make an election pursuant to this Section, the applicable Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section
2.03 if such Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by such Borrower.

     (c) Content of Interest Election Requests. Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

     (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

     (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

     (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

     (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period" and permitted under Section 2.02(d); provided that with respect to the conversion of the initial Borrowing from an ABR Borrowing to a Eurodollar Borrowing effective on August 28, 2008, the Interest Period for such Eurodollar Borrowing shall end on September 30, 2008.

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the applicable Borrower shall be deemed to have selected an Interest Period of one month's duration.

     (d) Notice by the Administrative Agent to the Lenders. Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

     (e) Failure to Elect; Events of Default. If a Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Company, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

     SECTION 2.08. Termination, Reduction and Increase of the Commitments.
                   ------------------------------------------------------

     (a) Scheduled Termination. Unless previously terminated, (i) the A-1 Term Loan Commitments shall terminate at 5:00 p.m., New York City time, on the Effective Date and (ii) the Revolving Credit Commitments shall terminate on the Revolving Credit Commitment Termination Date.

     (b) Voluntary Termination or Reduction. The Company may at any time terminate, or from time to time reduce, the Revolving Credit Commitments; provided that (i) each reduction of the Revolving Credit Commitment pursuant to this Section shall be in an amount that is $1,000,000 or a larger multiple of $1,000,000 and (ii) the Company shall not terminate or reduce the Revolving Credit Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.10, the total Revolving Credit Exposures would exceed the total Revolving Credit Commitments. The Company shall notify the Administrative Agent of any election to terminate or reduce the Revolving Credit Commitments under this paragraph (b) at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Company pursuant to this Section shall be irrevocable; provided that a notice of such termination may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Revolving Credit Commitments shall be permanent.

     (c) Increase of Revolving Credit Commitment.

     (i) Requests for Increase. The Company may propose at any time that the Revolving Credit Commitments hereunder be increased (each such proposed increase being a "Revolving Credit Commitment Increase") by having an existing Revolving Credit Lender agree to increase its then existing Revolving Credit Commitment (each an "Increasing Revolving Credit Lender") and/or by adding as a new Revolving Credit Lender hereunder any Person which shall agree to provide a Revolving Credit Commitment hereunder (each an "Assuming Revolving Credit
Lender"), in each case with the consent of the Administrative Agent, each Issuing Lender and the Swingline Lender (such consent in each case not to be unreasonably withheld), by notice to the Administrative Agent specifying the amount of the relevant Revolving Credit Commitment Increase, the Revolving Credit Lender(s) providing for such Revolving Credit Commitment Increase and the date on which such increase is to be effective (the "Revolving Credit Commitment Increase Date"), which shall be a Business Day at least three Business Days after delivery of such notice and 30 days prior to the Revolving Credit Commitment Termination Date; provided that:

                           (A) the  minimum  amount  of  each  Revolving  Credit
                  Commitment Increase shall be $5,000,000 or a larger multiple of $1,000,000;

                           (B) the  aggregate  amount of  all  Revolving  Credit
                  Commitment Increases hereunder, together with the aggregate amount of all Incremental Term Loans, shall not exceed $50,000,000;

                           (C) both at the time of any such request and upon the
                  effectiveness of any Revolving Credit Commitment Increases, no Default shall have occurred and be continuing or would result from such proposed Revolving Credit Commitment Increase; and

                           (D) the  representations and  warranties set forth in
                  Article IV and in the other Loan Documents shall be true and correct on and as of the Revolving Credit Commitment Increase Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

Each notice by the Company under this paragraph shall be deemed to constitute a representation and warranty by the Company Parties as to the matters specified in clauses (C) and (D) above. Notwithstanding anything herein to the contrary, no Revolving Credit Lender shall have any obligation hereunder to become an Increasing Revolving Credit Lender and any election to do so shall be in the sole discretion of each Revolving Credit Lender.

     (ii) Effectiveness of Increase. Each Revolving Credit Commitment Increase (and the increase of the Revolving Credit Commitment of each Increasing Revolving Credit Lender and/or the new Revolving Credit Commitment of each Assuming Revolving Credit Lender, as applicable, resulting therefrom) shall become effective as of the relevant Revolving Credit Commitment Increase Date upon receipt by the Administrative Agent, on or prior to 9:00 a.m., New York City time, on such Revolving Credit Commitment Increase Date, of (A) a certificate of a duly authorized officer of the Company stating that the conditions with respect to such Revolving Credit Commitment Increase under this paragraph (c) have been satisfied, (B) an agreement, in form and substance satisfactory to the Company and the Administrative Agent, pursuant to which, effective as of such Revolving Credit Commitment Increase Date, as applicable, the Revolving Credit Commitment of each such Increasing Revolving Credit Lender shall be increased or each such Assuming Revolving Credit Lender shall undertake a Revolving Credit Commitment, in each case duly executed by such Increasing Revolving Credit Lender or Assuming Revolving Credit Lender, as the case may be, and the Company and acknowledged by the Administrative Agent and (C) such certificates or other documents from the Borrowers reasonably requested by the Administrative Agent in connection with such Revolving Credit Commitment Increase. Upon the Administrative Agent's receipt of a fully executed agreement from each Increasing Revolving Credit Lender and/or Assuming Revolving Credit Lender referred to in clause (B) above, together with the certificate and other documents referred to in clauses (A) and (C) above, the Administrative Agent shall record the information contained in each such agreement in the Register and give prompt notice of the relevant Revolving Credit Commitment Increase to the Company and the Lenders (including, if applicable, each Assuming Revolving Credit Lender). On each Revolving Credit Commitment Increase Date, the Borrowers shall simultaneously (i) prepay in full the outstanding Revolving Credit Loans (if any) held by the Revolving Credit Lenders immediately prior to giving effect to the relevant Revolving Credit Commitment Increase, (ii) if any Borrower shall have so requested in accordance with this Agreement, borrow new Revolving Credit Loans from all Revolving Credit Lenders (including, if applicable, any Assuming Revolving Credit Lender) such that, after giving effect thereto, the Revolving Credit Loans are held ratably by the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitments (after giving effect to such Revolving Credit Commitment Increase) and (iii) pay to the Revolving Credit Lenders the amounts, if any, payable under Section 2.15; provided that, notwithstanding the foregoing, at the election of the Administrative Agent in its sole discretion, any Revolving Credit Loans outstanding on such Revolving Credit Commitment Increase Date shall be reallocated among the Revolving Credit Lenders to the extent necessary to keep the outstanding Revolving Credit Loans ratable with any revised pro rata shares of such Lenders arising from any nonratable increase in the Revolving Credit Commitments under this Section 2.08(c). Upon each such Revolving Credit Commitment Increase, the participation interests of the Revolving Credit Lenders in the then outstanding Letters of Credit and Swingline Loans shall automatically be adjusted to reflect, and each Revolving Credit Lender (including, if applicable, each Assuming Revolving Credit Lender) shall have a participation in each such Letter of Credit and Swingline Loan equal to, the Revolving Credit Lenders' respective Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit or such Swingline Loan, as applicable, after giving effect to such increase.

     (d) Incremental Term Loans.

     (i) Requests for Incremental Term Loans. The Company and any one or more Lenders or other lenders arranged by the Company and reasonably acceptable to the Administrative Agent (an "Incremental Term Loan Lender") may from time to time agree that such Incremental Term Loan Lenders shall make one or more tranches of term loans available to the Company (each an "Incremental Term Loan"). Any such Incremental Term Loan shall be made available (the date such Incremental Term Loan is made available, an "Incremental Term Loan Effective Date") to the Company pursuant to a supplement to this Agreement in form and substance reasonably satisfactory to the Administration Agent (an "Incremental Term Loan Supplement") executed and delivered by the Company, the applicable Incremental Term Loan Lenders and the Administrative Agent (which Incremental Term Loan Supplement may include such amendments to this Agreement as shall be required in the reasonable judgment of the Administrative Agent to effect the intent of this Section); provided that:

                           (A) the minimum amount of  each Incremental Term Loan
                  shall be $5,000,000 or a larger multiple of $1,000,000;

                           (B) the  aggregate  amount of  all   Incremental Term
                  Loans hereunder, together with the aggregate amount of Revolving Credit Commitment Increases made under Section 2.08(c), shall not exceed $50,000,000;

                           (C) both at the time of any such request and upon the
                  effectiveness of any Incremental Term Loans, no Default shall have occurred and be continuing or would result from such proposed Incremental Term Loan;

                           (D) the representations  and  warranties set forth in
                  Article IV and in the other Loan Documents shall be true and correct on and as of the Incremental Term Loan Effective Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

                           (E) the  Incremental Term  Loans shall  have the same
                  terms and conditions as the Term Loans except that Incremental Term Loans may have (i) a final maturity no earlier than the A-1 Term Loan Maturity Date, (ii) a weighted average life to maturity no shorter than the weighted average life of the A-1 Term Loans and (iii) pricing (which shall include all upfront or similar fees or original issue discount payable to all Lenders providing such Incremental Term Loans) different than the pricing applicable to the A Term Loans and A-1 Term Loans.

Notwithstanding anything herein to the contrary, no Lender shall have any obligation hereunder to become an Incremental Term Loan Lender and any election to do so shall be in the sole discretion of each Lender.

     (ii) Effectiveness of Increase. On each Incremental Term Loan Effective Date, the Company shall deliver to the Administrative Agent (A) a certificate of a duly authorized officer of the Company stating that the conditions with respect to such Incremental Term Loan under this paragraph (d) have been satisfied, (B) an executed Incremental Term Loan Supplement and (C) such certificates or other documents from the Company reasonably requested by the Administrative Agent in connection with such Incremental Term Loan. Upon the Administrative Agent's receipt of a fully executed Incremental Term Loan Supplement, together with the certificate and other documents referred to in clauses (A) and (C) above, the Administrative Agent shall record the information contained in each such agreement in the Register and give prompt notice of the relevant Incremental Term Loan to the Company and the Lenders.

     SECTION 2.09. Repayment of Loans; Evidence of Debt.
                   ------------------------------------

     (a) Repayment.

     (i)  Each  Borrower   hereby   unconditionally   promises  to  pay  to  the
Administrative Agent for account of each Revolving Credit Lender the full outstanding principal amount of such Revolving Credit Lender's Revolving Credit Loans made to such Borrower, and each such Revolving Credit Loan shall mature, on the Revolving Credit Commitment Termination Date.

     (ii) The Company hereby unconditionally promises to pay to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Revolving Credit Commitment Termination Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made (provided that on each date that a Revolving Credit Borrowing is made, the Company shall repay all Swingline Loans then outstanding); and

     (iii) The Company hereby unconditionally promises to pay to the Administrative Agent for account of each A Term Loan Lender the principal amount of the A Term Loan held by such A Term Loan Lender in 16 consecutive quarterly installments payable on the Principal Payment Dates, the aggregate principal amount to be paid on each Principal Payment Date in respect of all A Term Loans held by the A Term Loan Lenders to be in the amount specified below (with the final such installment being in the aggregate principal amount of the A Term Loans then outstanding):

     Principal Payment Date                        Aggregate Amount
     Falling on or Nearest to:                        of Payment
     ---------------------------                   ----------------

     September 30, 2008                              $3,187,500
     December 31, 2008                               $3,187,500

     March 31, 2009                                  $3,187,500
     June 30, 2009                                   $3,187,500
     September 30, 2009                              $3,187,500
     December 31, 2009                               $3,187,500

     March 31, 2010                                  $3,187,500
     June 30, 2010                                   $3,187,500
     September 30, 2010                              $4,250,000
     December 31, 2010                               $4,250,000

     March 31, 2011                                  $4,250,000
     June 30, 2011                                   $4,250,000
     September 30, 2011                              $6,375,000
     December 31, 2011                               $6,375,000

     March 31, 2012                                  $6,375,000
     A Term Loan Maturity Date                       $6,375,000

     (iv) The Company hereby unconditionally promises to pay to the Administrative Agent for account of each A-1 Term Loan Lender the principal amount of the A-1 Term Loans held by such A-1 Term Loan Lender in 20 consecutive quarterly installments payable on the Principal Payment Dates, the aggregate principal amount to be paid on each Principal Payment Date in respect of all A-1 Term Loans held by the A-1 Term Loan Lenders to be in the amount specified below (with the final such installment being in the aggregate principal amount of the A-1 Term Loans then outstanding):

     Principal Payment Date                        Aggregate Amount
     Falling on or Nearest to:                        of Payment
     ---------------------------                   ----------------

     December 31, 2008                               $3,000,000

     March 31, 2009                                  $3,000,000
     June 30, 2009                                   $3,000,000
     September 30, 2009                              $3,000,000
     December 31, 2009                               $3,000,000
     March 31, 2010                                  $3,000,000
     June 30, 2010                                   $3,000,000
     September 30, 2010                              $3,000,000

     December 31, 2010                               $3,000,000
     March 31, 2011                                  $3,000,000
     June 30, 2011                                   $3,000,000
     September 30, 2011                              $3,000,000
     December 31, 2011                               $3,000,000

     March 31, 2012                                  $3,000,000
     June 30, 2012                                   $3,000,000
     September 30, 2012                              $3,000,000
     December 31, 2012                               $3,000,000

     March 31, 2013                                  $3,000,000
     June 30, 2013                                   $3,000,000
     A-1 Term Loan Maturity Date                     $3,000,000


     (b) Adjustment of Amortization Schedule. Any prepayment of an A Term Loan or an A-1 Term Loan under Section 2.10 shall be applied ratably to reduce the then remaining principal installments of the A Term Loans and A-1 Term Loans, as applicable.

     (c) Maintenance of Records by Lenders. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

     (d) Maintenance of Records by the Administrative Agent. The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and
(iii) the amount of any sum received by the Administrative Agent hereunder for account of the Lenders and each Lender's share thereof.

     (e) Effect of Entries. The entries made in the accounts maintained pursuant to paragraph (c) or (d) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the applicable Borrower to repay the Loans made to it in accordance with the terms of this Agreement.

     (g) Promissory Notes. Any Lender may request that Loans made by it to any Borrower be evidenced by a promissory note of such Borrower. In such event, such Borrower, at its own expense, shall prepare, execute and deliver to such Lender a promissory note(s) payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and substantially in the form of Exhibit B-1, B-2 or B-3, as appropriate, and such note(s) shall be evidence of such Loans (and all amounts payable in respect thereof). Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

     SECTION 2.10. Prepayment of Loans.
                   -------------------

     (a) Optional Prepayments. The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of paragraph (c) of this Section.

     (b) Mandatory Prepayments. The Company will prepay the Term Loans as follows:

     (i) If after the date hereof any Indebtedness is incurred by the Company or any of its Subsidiaries (excluding any Indebtedness incurred in accordance with Section 7.01), an amount equal to 100% of the Net Cash Proceeds thereof shall be applied on the date of such incurrence toward the prepayment of the Term Loans as set forth in Section 2.10(b)(iv).

     (ii) So long as at the time of the prepayment the Consolidated Leverage Ratio is greater than 2.50 to 1.00, upon any Equity Issuance by the Company or any of its Subsidiaries, an amount equal to 100% of the Net Cash Proceeds thereof shall be applied on the date of such issuance toward the prepayment of the Term Loans as set forth in Section 2.10(b)(iv); provided that, in such case, such application shall only be made to the extent required to reduce the Consolidated Leverage Ratio to 2.50 to 1.00 or below (calculated on a pro forma basis after giving effect to such application).

     (iii) If after the date hereof the Company or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale or Recovery Event then, unless a Reinvestment Notice shall be delivered to the Administrative Agent in respect thereof within five Business Days after such Asset Sale or Recovery Event, an amount equal to 50% of such Net Cash Proceeds shall be applied on such fifth Business Day toward the prepayment of the Term Loans as set forth in Section 2.10(b)(iv); provided that, notwithstanding the foregoing, on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Term Loans as set forth in Section 2.10(b)(iv).

     (iv) Each such prepayment of the Term Loans shall be applied ratably to the then remaining principal installments thereof.

     (c) Clean-Down. For at least 30 consecutive days during each fiscal year and at least ten consecutive days during the period commencing on December 1 through and including January 31(such applicable period, the "Cleanup Period") of each fiscal year of the Company, the outstanding principal amount of all Revolving Credit Loans may not exceed zero (or, to the extent the excess of aggregate cash consideration paid in connection with Acquisitions permitted under this Agreement made after the Effective Date over any Incremental Term Loans made after the Effective Date exceeds $30,000,000, 25% of the amount of the Revolving Credit Commitment).

     (d) Notices, Etc. The applicable Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than 12:00 noon, New York City time, one Business Day before the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 12:00 noon, New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Revolving Credit Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following receipt of any such notice relating to a Borrowing of any Class, the Administrative Agent shall advise the applicable Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing of any Class shall be applied ratably to the Loans of such Class included in such Borrowing and (unless the Company shall otherwise direct) shall be made, first, to ABR Loans and, second, to Eurodollar Loans. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12 and prepayments of Term Loans shall be applied in the manner specified in Section 2.09(b).

     SECTION 2.11. Fees.
                   ----

     (a) Commitment Fee. The Company agrees to pay to the Administrative Agent for account of each Revolving Credit Lender a commitment fee, which shall accrue at the Applicable Rate on the average daily unused amount of such Lender's Revolving Credit Commitment during the period from and including the Effective Date to but excluding the earlier of the date the Revolving Credit Commitments terminate and the Revolving Credit Commitment Termination Date. Accrued commitment fees shall be payable on each Quarterly Date and on the earlier of the date the Revolving Credit Commitments terminate and the Revolving Credit Commitment Termination Date, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees, the Revolving Credit Commitment of a Revolving Credit Lender shall be deemed to be used to the extent of the outstanding Revolving Credit Loans and LC Exposure of such Revolving Credit Lender (and the Swingline Exposure of such Revolving Credit Lender shall be disregarded for such purpose).

     (b) Letter of Credit Fees. The Company agrees to pay (i) to the Administrative Agent for account of each Revolving Credit Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate used to determine the interest rate on Eurodollar Revolving Credit Loans on the average daily amount of such Revolving Credit Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date the Revolving Credit Commitments terminate and the date on which there ceases to be any LC Exposure, and (ii) to the applicable Issuing Lender a fronting fee, which shall accrue at the rate of 0.125% per annum on the average daily amount of the total LC Exposures in respect of Letters of Credit issued by such Issuing Lender (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date the Revolving Credit Commitments terminate and the date on which there ceases to be any LC Exposure in respect of Letters of Credit issued by such Issuing Lender, as well as such Issuing Lender's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of each of March, June, September and December shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Revolving Credit Commitments terminate and any such fees accruing after the date on which the Revolving Credit Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Lenders pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

     (c) Administrative Agent Fees. The Company agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Company and the Administrative Agent.

     (d) Payment of Fees. All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the applicable Issuing Lender, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

     SECTION 2.12. Interest.
                   --------

     (a) ABR Loans. The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate.

     (b) Eurodollar Loans. The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

     (c) Default Interest. Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrowers hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

     (d) Payment of Interest. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of the Revolving Credit Loans, upon termination of the Revolving Credit Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Credit Loan prior to the end of the Revolving Credit Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

     (e) Computation. All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

     SECTION 2.13.  Alternate Rate of Interest.  If prior to the commencement of
                    --------------------------
any Interest Period for any Eurodollar Borrowing:

     (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

     (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their respective Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Company and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or the continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and such Borrowing (unless prepaid) shall be continued as, or converted to, an ABR Borrowing and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

     SECTION 2.14. Increased Costs.
                   ---------------

     (a) Increased Costs Generally. If any Change in Law shall:

     (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or any Issuing Lender; or

     (ii) impose on any Lender or any Issuing Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or such Issuing Lender of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or such Issuing Lender hereunder (whether of principal, interest or otherwise), then the applicable Borrower will pay to such Lender or such Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Lender, as the case may be, for such additional costs incurred or reduction suffered.

     (b) Capital Requirements. If any Lender or any Issuing Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or such Issuing Lender's capital or on the capital of such Lender's or such Issuing Lender's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Lender, to a level below that which such Lender or such Issuing Lender or such Lender's or such Issuing Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or such Issuing Lender's policies and the policies of such Lender's or such Issuing Lender's holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender or such Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Lender or such Lender's or such Issuing Lender's holding company for any such reduction suffered.

     (c) Certificates from Lenders. A certificate of a Lender or an Issuing Lender setting forth the amount or amounts, necessary to compensate such Lender or such Issuing Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the applicable Borrower and the Company and shall be conclusive absent manifest error. The applicable Borrower shall pay such Lender or such Issuing Lender, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

     (d) Delay in Requests. Failure or delay on the part of any Lender or any Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or such Issuing Lender's right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender or an Issuing Lender pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or such Issuing Lender, as the case may be, notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender's or such Issuing Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

     SECTION 2.15. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.12(b) and is revoked in accordance therewith) or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Company pursuant to Section 2.19, then, in any such event, the applicable Borrower shall compensate each Lender for the loss (other than any loss of anticipated profits), cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss (other than any loss of anticipated profits), cost or expense to any Lender shall be deemed to include an amount reasonably determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

     SECTION 2.16. Taxes.
                   -----

     (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrowers hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if a Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made,
(ii) such Borrower shall make such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

     (b) Payment of Other Taxes by the Borrowers. In addition, each Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

     (c) Indemnification by the Borrowers. Each Borrower shall indemnify the Administrative Agent, each Lender and each Issuing Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or such Issuing Lender, as the case may be, on or with respect to any payment by or on account of any obligation of such Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to a Borrower by a Lender or an Issuing Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender or an Issuing Lender, shall be conclusive absent manifest error.

     (d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a Borrower to a Governmental Authority, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

     (e) Tax Forms. Any Lender or Issuing Lender that is entitled to an exemption from or reduction of any applicable withholding tax with respect to payments hereunder or under any other Loan Document shall deliver to the applicable Borrower (with a copy to the Administrative Agent), at the time or times reasonably requested by such Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law or as reasonably requested by the applicable Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender or Issuing Lender, if requested by the applicable Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by such Borrower or the Administrative Agent as will enable such Borrower or the Administrative Agent to determine whether or not such Lender or Issuing Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, in the case of any withholding tax other than the U.S. federal withholding tax, the completion, execution and submission of such forms shall not be required if in the Foreign Lender's reasonable judgment such completion, execution or submission would subject such Foreign Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Foreign Lender.

Without limiting the generality of the foregoing, in the event that any Borrower is a United States person under Section 7701(a)(30) of the Code, any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement, and after the occurrence of a change in the Lender's circumstances which require a change in the most recent form or certification previously delivered by it (and from time to time thereafter upon the request of such Borrower or the Administrative Agent), whichever of the following is applicable:

                               (i) duly  completed  copies of  Internal  Revenue
                  Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States of America is a party,

                               (ii) duly  completed  copies of  Internal Revenue
                  Service Form W-8ECI,

                               (iii) in  the case  of a Foreign  Lender claiming
                  the  benefits of  the exemption for  portfolio interest  under section 881(c) of the Code, (x) a certificate substantially in the Form of Exhibit H to the effect that such Foreign Lender is not (A) a "bank" within the meaning of section 881(c)(3)(A) of the Code, (B) a "10 percent shareholder" of the Borrower within the meaning of section 881(c)(3)(B) of the Code, (C) a "controlled foreign corporation" described in section 881(c)(3)(C) of the Code and (D) the interest payment in question are not effectively connected with the United States trade or business conducted by such Lender (a "U.S. Tax Compliance Certificate") and (y) duly completed copies of Internal Revenue Service Form W-8BEN,

                               (iv) to  the extent a  Foreign Lender  is not the
                  beneficial owner (for example, where the Foreign Lender is a partnership or participating Lender granting a typical participation), an Internal Revenue Service Form W-8IMY, accompanied by a Form W-8ECI, W-8BEN, U.S. Tax Compliance Certificate, Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that, if the Foreign Lender is a partnership (and not a participating Lender) and one or more beneficial owners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate on behalf of each such beneficial owner, or

                               (v) any  other form  prescribed by applicable law
                  as a basis for claiming exemption from or a reduction in United States federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit a Borrower or the Administrative Agent to determine the withholding or deduction required to be made, if any.

Each Lender and Issuing Lender agrees that if any form or certification it previously delivered by it expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the applicable Borrower and the Administrative Agent in writing of its legal inability to do so.

Any Lender or Issuing Lender that is a United States person under Section 7701(a)(30) of the Interval Revenue Code, to the extent it may lawfully do so, shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender or Issuing Lender becomes a Lender or Issuing Lender, as applicable, under this Agreement, on or prior to the date on which any such form or certification expires or becomes obsolete, and after the occurrence of a change in the Lender or Issuing Lender's circumstances which require a change in the most recent form or certification previously delivered by it (and from time to time thereafter upon the request of the Borrower or the Administrative Agent), duly completed copies of Internal Revenue Service Form W-9 (or any successor form) certifying that such Lender or Issuing Lender is entitled to an exemption from U.S. backup withholding tax.

     (f) Each Lender shall indemnify the Administrative Agent within 10 days after demand therefor, for the full amount of any Excluded Taxes attributable to such Lender that are payable or paid by the Administrative Agent, and reasonable expenses arising therefrom or with respect thereto, whether or not such Excluded Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.

     (g) Refunds. If the Administrative Agent, a Lender or an Issuing Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by a Borrower or with respect to which a Borrower has paid additional amounts pursuant to this Section, it shall pay over such refund to such Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender or such Issuing Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that such Borrower, upon the request of the Administrative Agent or such Lender or such Issuing Lender, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender or such Issuing Lender in the event the Administrative Agent or such Lender or such Issuing Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Administrative Agent, any Lender or any Issuing Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Company, any of its Subsidiaries or any other Person.

     SECTION 2.17. Payments Generally; Pro Rata Treatment; Sharing of Set-offs.
                   -----------------------------------------------------------

     (a) Payments by the Borrowers. Each Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.14,
2.15 or 2.16, or otherwise) or under any other Loan Document (except as otherwise expressly provided therein) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at an account maintained with the Administrative Agent as notified to the Company and the Lenders, except as otherwise expressly provided in the relevant Loan Document and except payments to be made directly to the Issuing Lenders or the Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.14, 2.15, 2.16 and 10.03, which shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder and under any other Loan Document shall be made in Dollars.

     (b) Application of Insufficient Payments. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and
(ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

     (c) Pro Rata Treatment. Except to the extent otherwise provided herein: (i) each Borrowing of a particular Class shall be made from the applicable Lenders, pro rata according to the amounts of the respective Commitments of such Class and shall be allocated pro rata among the applicable Lenders according to the amounts of their respective Commitments of such Class (in the case of the making of Loans) or their respective Loans of such Class that are to be included in such Borrowing (in the case of conversions and continuations of Loans), (ii) each payment of commitment fees under Section 2.11 shall be made for account of the Revolving Credit Lenders, and each termination or reduction of the amount of the Revolving Credit Commitments under Section 2.08 shall be applied to the Revolving Credit Commitments, pro rata according to the respective Revolving Credit Commitments of the Revolving Credit Lenders; (iii) each payment or prepayment of principal of Loans of any Class by any Borrower shall be made for account of the applicable Lenders pro rata according to the respective unpaid principal amounts of the Loans of such Class held by such Lenders; and (iv) each payment of interest on Loans of any Class by any Borrower shall be made for account of the applicable Lenders pro rata according to the amounts of interest on such Loans of such Class then due and payable to such Lenders.

     (d) Sharing of Payments by Lenders. If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and Swingline Loans, as applicable, and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements and Swingline Loans, as applicable, of other applicable Lenders to the extent necessary so that the benefit of all such payments shall be shared by the applicable Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements and Swingline Loans, as applicable; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Company or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

     (e) Presumptions of Payment. Unless the Administrative Agent shall have received notice from any Borrower prior to the date on which any payment is due to the Administrative Agent for account of the Lenders or the Issuing Lenders hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Lenders, as the case may be, the amount due. In such event, if such Borrower has not in fact made such payment, then each of the applicable Lenders or the applicable Issuing Lender, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such Issuing Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

     (f) Certain Deductions by the Administrative Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(e), 2.06(b) or 2.17(e), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

     SECTION 2.18. Mitigation Obligations; Replacement of Lenders.
                   ----------------------------------------------

     (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 2.14, or if a Borrower is required to pay any additional amount to any Lender or any Governmental Authority for account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Company hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

     (b)  Replacement  of Lenders.  If any Lender  requests  compensation  under
Section 2.14, or if a Borrower is required to pay any additional amount to any Lender or any Governmental Authority for account of any Lender pursuant to
Section 2.16, or if any Lender defaults in its obligation to fund Loans hereunder, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Company shall have received the prior written consent of the Administrative Agent (unless a Term Loan is being assigned to an existing Term Loan Lender or an Affiliate or Approved Fund thereof and (if a Revolving Credit Commitment is being assigned) each Issuing Lender and the Swingline Lender, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the applicable Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.

     SECTION 2.19. Designation of Subsidiary Borrowers.
                   -----------------------------------


     (a) Designation. Subject to the terms and conditions of this Section (including paragraph (b) of this Section), the Company may, at any time or from time to time upon not less than five Business Days' notice to the Administrative Agent (or such other period which is acceptable to the Administrative Agent), request that a wholly-owned Domestic Subsidiary specified in such notice become a party to this Agreement as a Subsidiary Borrower; provided that each such designation shall be subject to the prior approval of the Administrative Agent (which approval in each case shall not be unreasonably withheld). The Administrative Agent shall upon receipt of such notice from the Company promptly notify each Revolving Credit Lender and the Issuing Lenders of the Company's designation. Upon such approval and the satisfaction of the conditions specified in paragraph (b) of this Section, the Administrative Agent shall accept the relevant Subsidiary Borrower Designation Letter whereupon the applicable Subsidiary shall become a party to this Agreement as a Subsidiary Borrower and entitled to borrow Revolving Credit Loans and to have Letters of Credit issued for its own account hereunder.

     (b) Conditions Precedent to Effectiveness of Designation. The effectiveness of a designation by the Company of any Subsidiary as a Borrower hereunder shall be subject to the receipt by the Administrative Agent of each of the following documents (each of which shall be in satisfactory to the Administrative Agent in form and substance): (i) a Subsidiary Borrower Designation Letter, duly completed and executed by the Company and the applicable Subsidiary, delivered to the Administrative Agent at least five Business Days before the date on which such Subsidiary is proposed to become a Borrower; and (ii) such opinions, documents and certificates as the Administrative Agent may reasonably request (including certified copies of the organizational documents of such Subsidiary and of resolutions of its board of directors authorizing such Subsidiary becoming a Borrower hereunder, and of all documents evidencing all other necessary corporate or other action required with respect to such Subsidiary becoming party to this Agreement) that are consistent with conditions for the Loan Parties set forth in Section 5.01.

     (c) Termination of Subsidiary Borrower. The Company may, at any time at which no Revolving Credit Loans or any other amounts hereunder or under any other Loan Documents shall be outstanding to, nor any Letters of Credit shall be outstanding for the account of, any Subsidiary Borrower, terminate such Subsidiary Borrower as a Borrower hereunder by delivering an executed notice thereof (each a "Termination Letter"), substantially in the form of Exhibit E-2, to the Administrative Agent. Any Termination Letter furnished hereunder shall be effective upon receipt thereof by the Administrative Agent (which shall promptly so notify the Revolving Credit Lenders and the Issuing Lenders), whereupon all commitments of the Revolving Credit Lenders to make Revolving Credit Loans to, and all obligations of the Issuing Lenders to issue Letters of Credit for the account of, such Subsidiary Borrower and all of rights of such Subsidiary Borrower hereunder shall terminate and such Subsidiary Borrower shall cease to be a Borrower hereunder. Notwithstanding the foregoing, the delivery of a Termination Letter with respect to any Subsidiary Borrower shall not terminate
(i) any obligation of such Subsidiary Borrower that remains unpaid at the time of such delivery or (ii) the obligations of the Company under Article III with respect to any such unpaid obligations.


                                   ARTICLE III

                                    GUARANTEE

     SECTION 3.01. The Guarantee. (a) The Company hereby guarantees to each Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Subsidiary Borrower Obligations, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "Subsidiary Borrower Guaranteed Obligations"). The Company hereby further agrees that if any Subsidiary Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of such Subsidiary Borrower Guaranteed Obligations, the Company will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of such Subsidiary Borrower Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

     (b) Each Subsidiary Guarantor hereby jointly and severally guarantees to each Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Borrower Obligations (other than such obligations, if any, of such Subsidiary Guarantor), in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "Borrower Guaranteed Obligations"). The Subsidiary Guarantors hereby further jointly and severally agree that if any such Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of such Borrower Guaranteed Obligations, the Subsidiary Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of such Borrower Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

     SECTION 3.02. Obligations Unconditional. The obligations of the Guarantors under Section 3.01 are absolute and unconditional, and (in the case of the Subsidiary Guarantors) joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the other Loan Parties under this Agreement or any other agreement or instrument referred to herein, or any substitution, release or exchange of any other guarantee of or security for any of their respective Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder, which shall remain absolute and unconditional as described above:

     (i) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of their respective Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

     (ii) any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein shall be done or omitted;

     (iii) the maturity of any of their respective Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to herein shall be waived or any other guarantee of any of their respective Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

     (iv) any lien or security interest granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected.

The Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against the Company under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of their respective Guaranteed Obligations.

     SECTION 3.03. Reinstatement. The obligations of each Guarantor under this Article shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the other Borrowers in respect of the relevant Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of such Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including fees of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

     SECTION 3.04. Subrogation. Each Guarantor hereby agrees that, until the payment and satisfaction in full of all Guaranteed Obligations and the expiration and termination of the Commitments of the Lenders under this Agreement, it shall not exercise any right or remedy arising by reason of any performance by it of its guarantee in Section 3.01, whether by subrogation or otherwise, against the Company or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

     SECTION 3.05. Remedies. Each Guarantor agrees that, as between such Guarantor and the Lenders, the obligations of the Borrowers under this Agreement may be declared to be forthwith due and payable as provided in Article VIII (and shall be deemed to have become automatically due and payable in the circumstances provided in Article VIII) for purposes of Section 3.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against any Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by any Borrower) shall forthwith become due and payable by such Guarantor for purposes of Section 3.01.

     SECTION 3.06. Instrument for the Payment of Money. Each Guarantor hereby acknowledges that the guarantee in this Article constitutes an instrument for the payment of money, and consents and agrees that any Lender or the Administrative Agent, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to proceed by motion for summary judgment in lieu of complaint pursuant to N.Y. Civ. Prac. L&R ss. 3213.

     SECTION 3.07. Continuing Guarantee. The guarantee in this Article is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

     SECTION 3.08. Rights of Contribution. The Subsidiary Guarantors hereby agree, as between themselves, that if any Subsidiary Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such

Subsidiary Guarantor of any Guaranteed Obligations, then each other Subsidiary Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Subsidiary Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Guaranteed Obligations. The payment obligation of a Subsidiary Guarantor to any Excess Funding Guarantor under this Section 3.08 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Subsidiary Guarantor under the other provisions of this Article III and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations.

     For purposes of this Section 3.08, (i) "Excess Funding Guarantor" means, in respect of any Guaranteed Obligations, a Subsidiary Guarantor that has paid an amount in excess of its Pro Rata Share of such Guaranteed Obligations, (ii) "Excess Payment" means, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guaranteed Obligations and (iii) "Pro Rata Share" means, for any Subsidiary Guarantor, the ratio (expressed as a percentage) of (x) the amount by which the aggregate fair saleable value of all properties of such Subsidiary Guarantor (excluding any shares of stock or other equity interest of any other Subsidiary Guarantor) exceeds the amount of all the debts and liabilities of such Subsidiary Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Subsidiary Guarantor hereunder and any obligations of any other Subsidiary Guarantor that have been Guaranteed by such Subsidiary Guarantor) to (y) the amount by which the aggregate fair saleable value of all properties of the Company and all of the Subsidiary Guarantors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Obligors hereunder and under the other Loan Documents) of all of the Subsidiary Guarantors, determined (A) with respect to any Subsidiary Guarantor that is a party hereto on the Effective Date, as of the Effective Date, and (B) with respect to any other Subsidiary Guarantor, as of the date such Subsidiary Guarantor becomes a Subsidiary Guarantor hereunder.

                  SECTION 3.09. General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under
Section 3.01 would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 3.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Subsidiary Guarantor, any Lender, the Administrative Agent or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     Each of the Company and the Subsidiary Borrowers represents and warrants (as to itself and each of its Subsidiaries) to the Lenders that:

     SECTION 4.01. Organization; Powers. Each of the Company and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

     SECTION 4.02. Authorization; Enforceability. The Transactions are within each Borrower's and each other Loan Party's corporate powers and have been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Agreement and each of the other Loan Documents have been duly executed and delivered by each Loan Party party thereto and constitutes, or when executed and delivered by such Loan Party will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party in accordance with its terms, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     SECTION 4.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for (i) such as have been obtained or made and are in full force and effect and (ii) filings and recordings in respect of the Liens created pursuant to the Security Documents,
(b) will not violate any Requirement of Law, (c) will not violate or result in a default under any Contractual Obligation upon the Company and its Subsidiaries or its or their respective assets, or give rise to a right thereunder to require any payment to be made by the Company or any of its Subsidiaries, and (d) except for the Liens created pursuant to the Security Documents, will not result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries.

     SECTION 4.04. Financial Condition; No Material Adverse Change.
                   -----------------------------------------------

     (a) Financial Condition. The Company has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders' equity and cash flows as of and for the fiscal years ended July 2, 2006 and July 1, 2007, in each case reported on by Ernst & Young LLP. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its Subsidiaries as of such dates and for such periods in accordance with GAAP. There are no liabilities of the Company or any of its Subsidiaries, fixed or contingent, which are material in relation to the consolidated financial condition of the Company that are not reflected in the most recent consolidated financial statements of the Company delivered pursuant to this Section or Section 6.01(a) or (b) or in the notes thereto, other than liabilities arising in the ordinary course of business since the date of such financial statements. The Pro Forma Financial Statements, copies of which have heretofore been furnished to each

Lender, have been prepared giving effect (as if such events had occurred on such date or at the beginning of such period, as the case may be) to the Napco Acquisition and the DesignPac Acquisition and all other transactions that would be required to be given pro forma effect by Regulation S-X promulgated under the Exchange Act (including other adjustments, if any, as agreed between the Company and the Administrative Agent). The Pro Forma Financial Statements have been prepared in good faith, based on assumptions believed by the Company to be reasonable as of the date of preparation thereof, and present fairly in all material respects on a pro forma basis and in accordance with GAAP the estimated financial position of the Company and its Subsidiaries as at the date thereof and their estimated results of operations for the periods covered thereby, assuming that the events specified in the preceding sentence had actually occurred at such date or at the beginning of the periods covered thereby.

     (b) No Material Adverse Change. Since July 1, 2007, there has not occurred any event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

     SECTION 4.05. Properties.
                   ----------

     (a) Property Generally. Each of the Company and its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, subject only to Liens permitted by Section 7.02 and except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes. The Liens granted by the Security Documents constitute valid perfected first priority Liens on the properties and assets covered by the Security Documents, to the extent required by the Security Documents and subject to no prior or equal Lien except those Liens permitted by Section 7.02.

     (b) Intellectual Property. Each of the Company and its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Company and its Subsidiaries does not infringe upon the rights of any other Person except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 4.06. Litigation and Environmental Matters.
                   ------------------------------------

     (a) Actions, Suits and Proceedings. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or that involve this Agreement or the Transactions.

     (b) Environmental Matters. Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Company nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any facts that could reasonably be expected to result in any Environmental Liability.

     (c) Disclosed Matters. Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

     SECTION 4.07. Compliance with Laws and Contractual Obligations. Each of the Company and its Subsidiaries is in compliance with all Requirements of Law applicable to it or its property or all Contractual Obligations binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 4.08. Investment Company Act Status. Neither the Company nor its Subsidiaries is an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

     SECTION 4.09. Taxes. Each of the Company and its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Company or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 4.10. ERISA. Except with respect to any matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, (a) no ERISA Event has occurred or is reasonably expected to occur and (b) each Pension Plan has complied with the applicable provisions of ERISA and the Code. The present value of all accumulated benefit obligations under each Pension Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) does not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Pension Plan by an amount that could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 4.11. Disclosure. The Loan Parties have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the written reports, financial statements, certificates or other written information (other than projections, other forward looking information and information of a general economic and/or industry specific nature) furnished by or on behalf of the Company or any Subsidiary to the Administrative Agent or any Lender in connection with the negotiation of this Agreement and the other Loan Documents or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected financial information, each Borrower represents only that such information was prepared in good faith based upon reasonable assumptions believed to be reasonable at the time of preparation thereof.

     SECTION 4.12. Use of Credit. Neither the Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of any extension of credit hereunder will be used to buy or carry any Margin Stock.

     SECTION 4.13. Labor Matters. Except with respect to any Disclosed Matters and except with respect to any matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, (a) no collective bargaining agreement or other labor contract will expire during the term of this Agreement, (b) to the Company's knowledge, no union or other labor organization is seeking to organize, or to be recognized as bargaining representative for, a bargaining unit of employees of the Company or any of its Subsidiaries, (c) there is no pending or, to the Company's knowledge, threatened strike, work stoppage, material unfair labor practice claim or charge, arbitration or other labor dispute against or affecting the Company or any of its Subsidiaries or their representative employees and (d) there are no actions, suits, charges, demands, claims, counterclaims or proceedings pending or, to the best of the Company's knowledge, threatened against the Company or any of its Subsidiaries, by or on behalf of, or with, its employees.

     SECTION 4.15. Indebtedness. Schedule 7.01 is a complete and correct list of each credit agreement, loan agreement, indenture, purchase agreement, guarantee, letter of credit or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit) to, or guarantee by, the Company or any of its Subsidiaries, in each case, outstanding as of the date hereof, and the aggregate principal or face amount outstanding or that may become outstanding under each such arrangement is correctly described in Schedule 7.01.

     SECTION 4.16. Liens. Schedule 7.02 is a complete and correct list of each Lien securing Indebtedness of any Person outstanding as of the date hereof and covering any property of the Company or any of its Subsidiaries, and the aggregate Indebtedness secured (or that may be secured) by each such Lien and the property covered by each such Lien is correctly described in Schedule 7.02.

     SECTION 4.17. Subsidiaries. Schedule 4.17 is a complete and correct list of all of the Subsidiaries of the Company as of the date hereof, together with, for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary,
(ii) each Person holding ownership interests in such Subsidiary and (iii) the nature of the ownership interests held by each such Person and the percentage of ownership of such Subsidiary represented by such ownership interests. Except as disclosed in Schedule 4.17, (x) each of the Company and its Subsidiaries owns, free and clear of Liens (other than Liens created pursuant to the Security Documents), and has the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it in Schedule 4.17, (y) all of the issued and outstanding Capital Stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and (z) there are no outstanding Equity Rights with respect to such Person.

                                    ARTICLE V

                                   CONDITIONS

     SECTION 5.01. Conditions to Effective Date. The effectiveness of this Agreement and the obligations of the Lenders to make the Loans and of the Issuing Lenders to issue Letters of Credit hereunder shall not become effective until the date on which the Administrative Agent shall have received each of the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance (or such condition shall have been waived in accordance with Section 10.02):

     (a) Executed Counterparts. From each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page to this Agreement) that such party has signed a counterpart of this Agreement.

     (b) Opinion of Counsel to the Loan Parties. A written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Cahill Gordon & Reindel LLP, counsel for the Loan Parties, substantially in the form of Exhibit F and of such other counsel for the Loan Parties satisfactory to the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent (if requested by the Administrative Agent), and covering such other matters relating to the Loan Parties, this Agreement or the Transactions as the Administrative Agent shall reasonably request (and the Company hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

     (c)  Opinion  of  Special  New York  Counsel  to JPMCB.  A written  opinion
   (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Simpson Thacher & Bartlett LLP, special New York counsel to JPMCB, substantially in the form of Exhibit G (and JPMCB hereby instructs such counsel to deliver such opinion to the Lenders).

     (d) Corporate Documents. Such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Transactions and any other legal matters relating to the Loan Parties, this Agreement or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

     (e) Officer's Certificate. A certificate, dated the Effective Date and signed by a senior executive officer of the Company, to the effect that (a) the representations and warranties set forth in Article IV shall be true and correct on the Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and (b) immediately after giving effect to the extensions of credit hereunder on the Effective Date, no Default shall have occurred and be continuing.

     (f) Security Agreement. The Security Agreement, duly executed and delivered by the Company and the Administrative Agent, together with (i) certificates, if any, representing the Pledged Equity accompanied by undated stock powers executed in blank and instruments evidencing the Pledged Debt indorsed in blank, and (ii) each document (including, without limitation, any Uniform

   Commercial Code financing statement) required by the Security Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Lenders, a perfected Lien on the collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 7.02), which shall have been delivered to the Administrative Agent be in proper form for filing, registration or recordation (it being understood that no account control agreements or landlord waivers shall be required to be obtained or otherwise delivered by any of the Loan Parties). In addition, the Administrative Agent shall have received the results of recent lien searches in each relevant jurisdiction with respect to the Company and its subsidiaries, and such searches shall reveal no Liens on any of the assets of the Company or its subsidiaries except for Liens permitted by Section 7.02 or Liens to be discharged pursuant to documentation or arrangements reasonably satisfactory to the Administrative Agent.

     (h) Financial Information. (i) The consolidated financial statements of the Company referred to in the first sentence in Section 4.04(a); and (ii) an estimated pro forma consolidated balance sheet of the Company and an estimated pro forma consolidated income statement of the Company, each as of June 30,2008, giving pro forma effect to the Napco Acquisition and the DesignPac Acquisition (the "Pro Forma Financial Statements").

     (i) Insurance. Evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect and that the Administrative Agent has been named as loss payee under each insurance policy with respect to such insurance as to which the Administrative Agent shall have reasonably requested to be so named.

     (j) Borrowing  Request. A Borrowing Request or notice of issuance of Letter
   of  Credit,  as  applicable,  relating   to  the  initial  credit  extensions
   hereunder.

     (k) Fees and Expenses. All fees and expenses required to be paid hereunder and invoiced before the Effective Date shall have been paid in full in cash.

     (l) Execution by Lenders. This Agreement shall have been executed and delivered by each Increasing Revolving Credit Lender and each Lender with an A-1 Term Loan Commitment hereunder, and the Administrative Agent shall have received written consents from the Existing Lenders which constitute Required Lenders under the Existing Credit Agreement to the execution and delivery of this Agreement (it being agreed that the entering into this Agreement by such Existing Lender shall constitute such written consent).

     (m) The Borrowers shall have paid all accrued interest and fees under the Existing Credit Agreement as of the Effective Date and shall be deemed to have prepaid and reborrowed as ABR Loans all outstanding Revolving Credit Loans under the Existing Credit Agreement as of the Effective Date. In addition, in order to ensure that all outstanding Revolving Credit Loans are held ratably by the Revolving Credit Lenders as of the Effective Date after giving effect to the increase in the Revolving Credit Commitments pursuant to this Agreement, the Revolving Credit Lenders shall make such payments to each other (through the Administrative Agent and as notified by the Administrative Agent) as may be required to effect the foregoing.

     (n) Other Documents. Such other closing certificates as the Administrative Agent may reasonably request.

     SECTION 5.02. Each Credit Event. The obligation of each Lender to make any Loan, and of the Issuing Lenders to issue, amend, renew or extend any Letter of Credit, is additionally subject to the satisfaction of the following conditions:

     (a) the  representations  and  warranties  of the  Borrowers  set  forth in
   Article IV, and of each Loan Party in each of the other Loan Documents to which it is a party, shall be true and correct on and as of the date of such Loan or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

     (b) at the time of and immediately after giving effect to such Loan or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

     Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Company on the date thereof as to the matters specified in clauses (a) and
(b) of the immediately preceding sentence.


                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS
                              ---------------------

     Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, each Borrower (on behalf of itself and each of its Subsidiaries) covenants and agrees with the Lenders that:

     SECTION 6.01. Financial Statements and Other Information. The Company will furnish to the Administrative Agent and each Lender:

     (a) within 90 days after the end of each fiscal year of the Company, the audited consolidated balance sheet and related statements of income, stockholders' equity and cash flows of the Company and its Subsidiaries as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

     (b) within 45 days after the end of the first three fiscal quarters of the Company, the consolidated balance sheets and related consolidated statements of income and cash flows of the Company and its Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the corresponding period or periods of the previous fiscal year, all certified by a Responsible Officer as presenting fairly in all material respects the financial condition and results of operations of the Company and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

     (c) concurrently with any delivery of financial statements under clause (a) or (b) of this Section, a certificate of a Responsible Officer (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 7.11 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the most recent audited financial statements of the Company referred to in
   Section 4.04(a) and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

     (d) concurrently with any delivery of financial statements under clause (a) of this Section, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

     (e) promptly upon receipt thereof, copies of all other reports submitted to the Company by its independent certified public accountants in connection with any annual or interim audit or review of the books of the Company made by such accountants;

     (f) annually, as soon as available, but in any event within 30 days after the first day of each fiscal year of the Company, an annual budget of the Company and its Subsidiaries for such fiscal year in the same form prepared for the Company's board of directors or in such other form reasonably satisfactory to the Administrative Agent;

     (g) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Company or any Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Company to its shareholders generally, as the case may be;

     (h) promptly following receipt thereof, copies of any documents described in Sections 101(k) or 101(l) of ERISA that any Borrower or any ERISA Affiliate may request with respect to any Multiemployer Plan; provided, that if the Borrowers or any of their ERISA Affiliates have not requested such documents or notices from the administrator or sponsor of the applicable

   Multiemployer Plan, then, upon reasonable request of the Administrative Agent, the Borrowers and/or their ERISA Affiliates shall promptly make a request for such documents or notices from such administrator or sponsor and the Borrower shall provide copies of such documents and notices to the Administrative Agent promptly after receipt thereof; and

     (i) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Company or any Subsidiary, or compliance with the terms of this Agreement and the other Loan Documents, as the Administrative Agent or any Lender may reasonably request.

Documents required to be delivered pursuant to Sections 6.01(a), (b) or (g) (to the extent any such documents are included in materials otherwise filed with the
SEC) shall be deemed to have been delivered on the date (i) on which the Company posts such documents or provides a link thereto on the Company's website or (ii) on which such documents are posted on the Company's behalf on Intralinks/IntraAgency or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that the Company shall notify the Administrative Agent (by telecopier or electronic mail) of the posting of any such documents and provide the Administrative Agent with electronic mail versions of such documents.

     SECTION 6.02. Notices of Material Events. The Company will furnish to the Administrative Agent and each Lender prompt written notice of the following:

     (a) the occurrence of any Default;

     (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Company or any of its Affiliates, other than disputes in the ordinary course of business or, whether or not in the ordinary of business, disputes involving amounts exceeding $10,000,000;

     (c) the occurrence of any ERISA Event that, individually or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; and

     (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

     SECTION 6.03. Existence; Conduct of Business. The Company will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 7.03.

     SECTION 6.04. Payment of Taxes and Other Obligations. The Company will, and will cause each of its Subsidiaries to, pay its obligations, including Tax liabilities, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Company or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 6.05. Maintenance of Properties. The Company will, and will cause each of its Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

     SECTION 6.06. Maintenance of Insurance. The Company will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations; provided that the Company may maintain self-insurance reasonable and customary for similarly situated Persons.

     SECTION 6.07. Books and Records. The Company will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities.

     SECTION 6.08. Inspection Rights. The Company will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at the expense of the Company and at such reasonable times and as often as reasonably requested; provided that any such request and visit by any Lender shall be coordinated through the Administrative Agent.

     SECTION 6.09. Compliance with Laws and Contractual Obligations. The Company will, and will cause each of its Subsidiaries to, comply with all Requirements of Law (including any Environmental Laws) applicable to it or its property, and all Contractual Obligations binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 6.10. Use of Proceeds and Letters of Credit. The proceeds of the A-1 Term Loans, the Revolving Credit Loans, the Letters of Credit issued hereunder and any Incremental Term Loans, will be used for general corporate purposes of the Company and its Subsidiaries (including for the consummation of any Acquisitions not prohibited by this Agreement). No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X.

     SECTION 6.11. Additional Subsidiary Guarantors; Further Assurances.
                   ----------------------------------------------------

     (a) Subsidiary Guarantors. The Company will take such action, and will cause each of its Domestic Subsidiaries to take such action, from time to time as shall be necessary to ensure that all such Domestic Subsidiaries of the Company are "Subsidiary Guarantors" hereunder. Without limiting the generality of the foregoing, in the event that the Company or any of its Subsidiaries shall form or acquire any new Domestic Subsidiary that shall constitute a Subsidiary hereunder, the Company and its Subsidiaries will cause such new Subsidiary to:

     (i) become a "Subsidiary Guarantor" hereunder, and a "Securing Party" under the Security Agreement pursuant to a Subsidiary Joinder Agreement;

     (ii) cause such Domestic Subsidiary to take such action (including delivering such shares of stock, executing and delivering such Uniform
   Commercial Code financing statements) as shall be necessary to create and perfect valid and enforceable first priority Liens on substantially all of the personal property of such new Subsidiary as collateral security for the obligations of such new Subsidiary hereunder to the extent required pursuant to the Security Agreement; and

     (iii) deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by the Loan Parties pursuant to Section 5.01 on the Effective Date as the Administrative Agent shall reasonably request.

     (b) Further Assurances. The Company will, and will cause each of its Subsidiaries to, take such action from time to time as shall reasonably be requested by the Administrative Agent to effectuate the purposes and objectives of this Agreement. Without limiting the foregoing, in the event that any additional Capital Stock shall be issued by any Subsidiary, the Loan Party agrees forthwith to deliver to the Administrative Agent pursuant to the Security Agreement the certificates evidencing such shares of stock, accompanied by undated stock powers executed in blank and to take such other action as the Administrative Agent shall request to perfect the security interest created therein pursuant to the Security Agreement.


                                   ARTICLE VII

                               NEGATIVE COVENANTS
                               ------------------

     Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, each Borrower (on behalf of itself and each of its Subsidiaries) covenants and agrees with the Lenders that:

     SECTION 7.01. Indebtedness. The Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

     (a) Indebtedness created hereunder and the other Loan Documents;

     (b)  Indebtedness  existing  on the date  hereof and set forth on  Schedule
7.01;

     (c) (i) Indebtedness of the Company to any Loan Party, (ii) Indebtedness of any Loan Party (other than the Company) to the Company or any other Loan Party and (iii) Indebtedness of the Company or any Subsidiary to any Subsidiary that is not a Loan Party; provided that the aggregate principal amount of

Indebtedness incurred by the Loan Parties to any Subsidiary that is not a Loan Party after the date hereof, together with the aggregate amount of Investments by the Loan Parties in such Subsidiaries made under Section 7.06(c)(ii) after the date hereof, shall not exceed $5,000,000 at any time outstanding;

     (d) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such Indebtedness is incurred prior to, at the time of or within 90 days after such acquisition or the completion of such construction or improvement and (ii) the sum of the aggregate principal amount of Indebtedness permitted by this clause (d) and clause (e) of this Section shall not exceed $10,000,000 at any time outstanding;

     (e) Indebtedness of any Person that becomes a Subsidiary after the date hereof; provided that (i) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (ii) the sum of the aggregate principal amount of Indebtedness permitted by this clause (e) and clause (d) of this Section shall not exceed $10,000,000 at any time outstanding;

     (f) Indebtedness incurred after the date hereof by the Company or any Subsidiary not exceeding an aggregate principal amount of $20,000,000 at any time outstanding for the purpose of financing the expansion of the facilities of the Company or its Subsidiaries; provided that, any such Indebtedness shall (x) mature at least six months after the A-1 Term Loan Maturity Date, (y) have a weighted average life to maturity not shorter than the Term Loans and (z) not contain any covenants or events of default more onerous than those set forth in this Agreement;

     (g) other Indebtedness in an aggregate principal amount not exceeding $25,000,000 at any time outstanding;

     (h) Indebtedness secured by a Lien permitted under Section 7.02(g) in an aggregate principal amount not exceeding $10,000,000 at any time outstanding; and

     (i) Indebtedness incurred after the date hereof by the Company or any Subsidiary not exceeding an aggregate principal amount of $20,000,000 at any time outstanding pursuant to Sale/Leaseback Transactions permitted under Section 7.12.


     SECTION 7.02. Liens. The Company will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

     (a) Liens created pursuant to the Loan Documents;

     (b) Permitted Liens;

     (c) any Lien on any property or asset of the Company or any of its Subsidiaries existing on the date hereof and set forth on Schedule 7.02; provided that (i) no such Lien shall extend to any other property or asset of the Company or any of its Subsidiaries and (ii) any such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals, replacements and combinations thereof that do not increase the outstanding principal amount thereof or commitment therefor, in each case, as in effect on the date hereof;

     (d) Liens on fixed or capital assets acquired, constructed or improved by the Company or any Subsidiary; provided that (i) such security interests secure
(x)  Indebtedness  permitted by Section 7.01(d),  (y) Indebtedness  permitted by
Section 7.01(f) and/or (z) Indebtedness permitted by Section 7.01(g) so long as such Indebtedness permitted by Section 7.01(g) does not exceed an aggregate principal amount of $15,000,000 at any time outstanding, (ii) such security interests and the Indebtedness secured thereby are incurred prior to, at the time of or within 90 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of the Company or any Subsidiary;

     (e) any Lien existing on any property or asset prior to the acquisition thereof by the Company or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (i) such security interests secure Indebtedness permitted by Section 7.01(e), (ii) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (iii) such Lien shall not apply to any other property or assets of the Company or any Subsidiary and (iv) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be and extensions, renewals and replacements thereof that do not increase the original outstanding principal amount thereof;

     (f) Liens on deposit accounts required to be established in connection with, and securing, the financing permitted by Section 7.01(f)(i) and monies on deposit in such accounts; and

     (g) Liens on real property acquired in the Napco Acquisition; provided that
(i) such Liens and the Indebtedness secured thereby are incurred within 365 days after the closing date of such acquisition and (ii) such security interests shall not apply to any other mortgaged property of the Company or any Subsidiary.


     SECTION 7.03. Mergers, Consolidations, Etc. The Company will not, and will not permit any of its Subsidiaries to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), except that:

     (a) any Subsidiary may be merged or consolidated with or into any Borrower, so long as (i) if the Company is a party to such transaction, the Company is the surviving entity or (ii) otherwise, any Subsidiary which is a Loan Party is the surviving entity;

     (b) any Subsidiary may be merged or consolidated with or into any other Subsidiary, so long as if any Subsidiary party to such transaction is a Loan Party, the surviving entity thereof is a Loan Party; and

     (c) any Subsidiary may be dissolved or liquidated if the Company determines in good faith such liquidation or dissolution is in the best interests of the Company and not materially disadvantageous to the Lenders.

     SECTION 7.04. Dispositions. The Company will not, and will not permit any of its Subsidiaries to, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any part of its business or property, whether now owned or hereafter acquired (including receivables and leasehold interests), except:

     (a) obsolete or worn-out property, tools or equipment no longer used or useful in its business;

     (b) any inventory or other property sold or disposed of in the ordinary course of business and for fair consideration;

     (c) the sale, conversion or other disposition of any stores or "flower fulfillment centers" operated by the Company or any Subsidiary to franchisees for fair consideration;

     (d) any Subsidiary of the Company may sell, lease, transfer or otherwise dispose of any or all of its property to the Company or any wholly owned Subsidiary of the Company;

     (e) the Capital Stock of any Subsidiary may be sold, transferred or otherwise disposed of to the Company or any wholly owned Subsidiary of the Company; and

     (f) Dispositions of property by the Company or any Subsidiary having an aggregate fair market value not exceeding $10,000,000; and

     (g) Dispositions of property by the Company or any Subsidiary to effect Sale/Leaseback Transactions permitted under Section 7.12.

     SECTION 7.05. Lines of Business. The Company will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Company and its Subsidiaries on the date hereof and businesses reasonably related or incidental or ancillary thereto.

     SECTION 7.06. Investments and Acquisitions. The Company will not, and will not permit any of its Subsidiaries to, make or suffer to exist any Investment in any Person or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

     (a) Cash Equivalents;

     (b) Investments (other than Investments permitted under clauses (a) and (c) of this Section) existing on the date hereof and set forth on Schedule 7.06;

     (c) (i) Investments by any Loan Party in any other Loan Party; and (ii) Investments by the Company or any Subsidiary in any Subsidiary that is not a Loan Party; provided that that the aggregate amount of Investments by the Loan Parties in any Subsidiary that is not a Loan Party after the date hereof, together with the aggregate principal amount of Indebtedness owing by any Loan Party to such Subsidiaries incurred under Section 7.01(c)(iii) after the date hereof, shall not exceed $5,000,000;

     (d) Indebtedness permitted by Section 7.01;

     (e) purchases of inventory and other property to be sold or used in the ordinary course of business;

     (f) Acquisitions after the date hereof by the Company or any other Loan Party; provided that (i) the aggregate consideration (including assumed Indebtedness, but excluding consideration in the form of Capital Stock of the Company) for all such Acquisitions shall not exceed $100,000,000, (ii) if such Acquisition is an acquisition of Capital Stock of a Person, such Acquisition shall not be opposed by the board of directors (or similar governing body) of such Person, (iii) no Default shall have then occurred and be continuing or would result therefrom, (iv) after giving effect to such Acquisition on a pro forma basis as if such Acquisition had occurred on the first day of the most recent period of four consecutive fiscal quarters, the Consolidated Leverage Ratio on the last day of such period would not have been greater than 2.50 to 1.0; provided that the Company shall be permitted to consummate Acquisitions having aggregate consideration (including assumed Indebtedness, but excluding consideration in the form of Capital Stock of the Company) not exceeding $25,000,000 without complying with the requirements of this clause (iv); and (v) prior to the consummation of any such Acquisition, the Administrative Agent shall have received a certificate of a Responsible Officer setting forth the calculations required to determine compliance with clause (iv) above (if applicable) and certifying that the conditions set forth in this clause (f) with respect to such Acquisition have been satisfied.

     (g) Investments (including debt obligations) received by the Company and its Subsidiaries in connection with the bankruptcy or reorganization of suppliers and/or customers and in good faith settlement of delinquent obligations of, and other disputes with, customers and/or suppliers arising in the ordinary course of business;

     (h) Investments under Swap Agreements permitted by Section 7.10;

     (i) bona fide advances to employees and officers of the Company and its Subsidiaries for the purpose of paying payroll, travel and related expenses incurred for proper business purposes of the Company or such Subsidiary;

     (j) Investments received by the Company and its Subsidiaries in connection with any Disposition permitted by Section 7.04;

     (k) Investments held by any Person that becomes a Subsidiary after the date hereof; provided that (i) such Investments exist at the time such Person becomes a Subsidiary and are not created in contemplation of or in connection with such Person becoming a Subsidiary and (ii) such Investments shall not be increased after such time unless such increase is permitted by another clause of this Section;

     (l) Investments by the Company or any Subsidiary in the Capital Stock of any other Person (other than any Acquisition) in an aggregate amount (valued at cost) not exceeding $10,000,000; and

     (m) other Investments in an aggregate amount (valued at cost) not exceeding $20,000,000.

     SECTION 7.07. Restricted Payments. The Company will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that:

     (a) the Company may declare and pay dividends with respect to its Capital Stock payable solely in additional shares of its Capital Stock;

     (b) the Company may make Restricted Payments after the date hereof in an aggregate amount not exceeding $50,000,000; provided that, at the time of such Restricted Payment and immediately after giving effect thereto, (i) no Default shall have occurred and be continuing and (ii) (other than in respect of purchases of Capital Stock of the Company not exceeding an aggregate amount of $10,000,000 after the date hereof), the Consolidated Leverage Ratio shall not be greater than 2.50 to 1.0; and

     (c) the Company may pay cash dividends in respect of preferred Capital Stock of the Company not exceeding an aggregate amount of $10,000,000 in any fiscal year; provided that, at the time of such dividend and immediately after giving effect thereto, (i) no Default shall have occurred and be continuing and
(ii) the Consolidated Leverage Ratio shall not be greater than 2.50 to 1.0;

provided that nothing herein shall be deemed to prohibit (x) the payment of dividends by any Subsidiary of the Company to the Company or any other Subsidiary of the Company or, if applicable, any minority shareholder of such Subsidiary (in accordance with the percentage of the Capital Stock of such Subsidiary owned by such minority shareholder) and (y) repurchases of Capital Stock deemed to occur as a result of the surrender of such Capital Stock for cancellation in connection with the exercise of stock options or warrants.

     SECTION 7.08. Transactions with Affiliates. The Company will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except:

     (a) transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm's-length basis from a Person that is not an Affiliate;

     (b) transactions between or among the Company and its wholly-owned Subsidiaries not involving any other Affiliate;

     (c) any Investment permitted by Section 7.06;

     (d) any Restricted Payment permitted by Section 7.07; and

     (e) any Affiliate who is a natural person may serve as an employee or director of any Borrower and receive reasonable compensation for his services in such capacity.

     SECTION 7.09. Restrictive Agreements. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Company or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or
(b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its Capital Stock or to make or repay loans or advances to the Company or any other Subsidiary or to Guarantee Indebtedness of the Company or any other Subsidiary; except:

     (i) restrictions and conditions imposed by law or by this Agreement;

     (ii)  restrictions and conditions  existing on the date hereof set forth on
Schedule 7.09 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition);

     (iii) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale; provided that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder;

     (iv) (with respect to clause (a) above) (x) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (y) customary provisions in leases and other contracts restricting the assignment thereof; and

     (v) (with respect to clause (a) above) provisions in any lease or lease agreement, or any restrictions or conditions imposed by any landlord, prohibiting or restricting the granting, creation or incurrence of any liens on any premises leased by the Company or any of its Subsidiaries.

     SECTION 7.10. Swap Agreements. The Company will not, and will not permit any of its Subsidiaries to, enter into any Swap Agreement, other than Swap Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Company or any Subsidiary is exposed in the conduct of its business or the management of its liabilities.

     SECTION 7.11. Financial Covenants.
                   -------------------

     (a) Consolidated Leverage Ratio. The Company will not, as of the last day of any fiscal quarter of the Company, permit the Consolidated Leverage Ratio to exceed (i) 2.50 to 1.0, as of the end of each fiscal quarter of each fiscal year ending on or nearest to March 31, June 30 and December 31 and (ii) 3.50 to 1.0, as of the end of the fiscal quarter of each fiscal year ending on or nearest to September 30.

     (b) Consolidated Fixed Charges Ratio. The Company will not, as of the last day of any fiscal quarter of the Company, permit the Consolidated Fixed Charge Coverage Ratio to be less than 1.25 to 1.0.

     (c) Consolidated Net Worth. The Company will not, as of the last day of any fiscal quarter of the Company, permit the Consolidated Net Worth to be less than the sum of (i) $200,000,000, (ii) 50% of consolidated net income of the Company and its Subsidiaries for each fiscal year of the Company (beginning with the fiscal year ending on or nearest to June 30, 2009) for which such consolidated net income is positive and (iii) 50% of the Net Proceeds of any Equity Issuance.

     SECTION 7.12. Sale-Leasebacks. The Company will not, and will not permit any of its Subsidiaries to, enter into any arrangement with any Person providing for the leasing by the Company or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Company or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Company or such Subsidiary (a "Sale/Leaseback Transaction"), except for Sale/Leaseback Transactions by the Company and its Subsidiaries with an aggregate sales price not exceeding $20,000,000.

     SECTION 7.13. Modifications of Organizational Documents. The Company will not, and will not permit any of its Subsidiaries to, consent to any modification, supplement or waiver of any of the provisions of the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries that could reasonably be expected to be materially adverse to the interests of the Lenders, in each case, without the prior consent of the Required Lenders (or the Administrative Agent, with the approval of the Required Lenders); provided that the foregoing shall not apply to any modification of the charter, by-laws or other organizational documents of any Subsidiary effected solely in connection with the liquidation or dissolution thereof permitted by
Section 7.03.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT
                                -----------------

     If any of the following events ("Events of Default") shall occur:

     (a) any Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

     (b) any Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or under any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three or more Business Days;

     (c) any representation or warranty made or deemed made by or on behalf of the Company or any of its Subsidiaries in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any such amendment, modification or waiver, shall prove to have been incorrect when made or deemed made in any material respect;

     (d) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 6.02, 6.03 (with respect to the existence of any Borrower) or 6.09 or in Article VII or any of its respective obligations contained in Section 4.01 or 4.02 of the Security Agreement;

     (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause
(a), (b) or (d) of this Article) or any other Loan Document and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Company (given at the request of any Lender);

     (f) the Company or any of its Subsidiaries shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

     (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

     (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Company or any Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

     (i) the Company or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

     (j) the Company or any Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

     (k) one or more judgments for the payment of money in an aggregate amount in excess of $7,500,000 (not covered by insurance where the carrier has accepted responsibility) shall be rendered against the Company or any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Company or any Subsidiary to enforce any such judgment;

     (l) an ERISA Event shall have occurred that when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

     (m) a Change in Control shall occur; or

     (n) the Liens created by the Security Documents shall at any time not constitute a valid and perfected Lien on the collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Administrative Agent, free and clear of all other Liens (other than Liens permitted under Section 7.02 or under the respective Security Documents), or, except for expiration in accordance with its terms, any of the Security Documents shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by any Loan Party;

then, and in every such event (other than any event with respect to any Loan Party described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Company, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; and in case of any event with respect to any Loan Party described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers.


                                   ARTICLE IX

                            THE ADMINISTRATIVE AGENT
                            ------------------------

     Each of the Lenders and the Issuing Lenders hereby irrevocably appoints the Administrative Agent as its agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.

     The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Company or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

     The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances provided in Section 10.02), and (c) except as expressly set forth herein and in the other Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Subsidiaries that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances provided in Section 10.02) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Company or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article V or elsewhere herein or therein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

     The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for a Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

     The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

     Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Lenders and the Company. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Company, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Lenders, appoint a successor Administrative Agent which shall be a Lender with an office in New York, New York or an Affiliate of a Lender. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Company to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and
Section 10.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

     Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

     Notwithstanding anything herein to the contrary the Sole Bookrunner and the Sole Lead Arranger, the Syndication Agents and the Documentation Agent named on the cover page of this Agreement shall not have any duties or liabilities under this Agreement, except in their capacity, if any, as Lenders.


                                    ARTICLE X

                                  MISCELLANEOUS
                                  -------------

     SECTION 10.01. Notices.
                    -------

     (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) of this Section), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, (i) if to the Company, any Subsidiary Borrower, the Administrative Agent, any Issuing Lender or the Swingline Lender, as set forth in Schedule 10.01; and (ii) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

     (b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or a Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

     (c) Change of Address, Etc. Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

     SECTION 10.02. Waivers; Amendments.
                    -------------------

     (a) No Deemed Waivers; Remedies Cumulative. No failure or delay by the Administrative Agent, any Issuing Lender or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Lenders and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by a Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Lender may have had notice or knowledge of such Default at the time.

     (b) Amendments. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Loan Parties and the Required Lenders (or, in the case of any such waiver, amendment or modification relating to Letters of Credit or Swingline Loans, the Required Revolving Credit Lenders) or by the Loan Parties and the Administrative Agent with the consent of the Required Lenders (or the Required Revolving Credit Lenders, as applicable); provided that no such agreement shall:

     (i) increase the Commitment of any Lender without the written consent of each Lender directly adversely affected thereby;

     (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender directly adversely affected thereby;

     (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly adversely affected thereby;

     (iv) change Section 2.17(b), (c) or (d) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender affected thereby;

     (v) change any of the provisions of this Section or the definition of the term "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender affected thereby; or

     (vi) release all or substantially all of the Guarantors from their guarantee obligations under Article III or all or substantially all of the collateral, in each case without the written consent of each Lender;

and provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any Issuing Lender or the Swingline Lender hereunder without the prior written consent of the Administrative Agent, such Issuing Lender or the Swingline Lender, as the case may be.

     Except as otherwise provided in this Section with respect to this Agreement, the Administrative Agent may, with the prior consent of the Required Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Security Documents; provided that, without the prior consent of each Lender, the Administrative Agent shall not (except as provided herein or in the Security Documents) release all or substantially all of the collateral or otherwise terminate all or substantially all of the Liens under any Security Document providing for collateral security, except that no such consent shall be required, and the Administrative Agent is hereby authorized, to release any Lien covering property (and to release any such guarantor) that is the subject of either a disposition of property permitted hereunder or a disposition to which the Required Lenders have consented.

     SECTION 10.03. Expenses; Indemnity; Damage Waiver.
                    ----------------------------------

     (a) Costs and Expenses. The Company shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by any Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all out-of-pocket expenses incurred by the Administrative Agent, any Issuing Lender or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, any Issuing Lender or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect thereof and (iv) and all reasonable costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Security Document or any other document referred to therein.

     (b) Indemnification by the Company. The Company shall indemnify the Administrative Agent, each Issuing Lender and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by any Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any Environmental Liability related in any way to the Company or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

     (c) Reimbursement by Lenders. To the extent that the Company fails to pay any amount required to be paid by it to the Administrative Agent, any Issuing Lender or the Swingline Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, each Issuing Lender or the Swingline Lender, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, any Issuing Lender or the Swingline Lender in its capacity as such.

     (d) Waiver of Consequential Damages, Etc. To the extent permitted by applicable law, no Borrower shall assert, and each Borrower hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

     (e) Payments. All amounts due under this Section shall be payable promptly after written demand therefor.

     SECTION 10.04. Successors and Assigns.
                    ----------------------

     (a) Assignments Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Lender that issues any Letter of Credit), except that (i) no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Lender that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Lenders and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

     (b) Assignments by Lenders.

     (i) Assignments Generally. Subject to the conditions set forth in paragraph
(b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

               (A) the Company; provided that no consent of the Company shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee;

               (B) the Administrative Agent; provided that no consent of the Company shall be required for an assignment of a Term Loan to an existing Term Loan Lender or an Affiliate or Approved Fund thereof; and

               (C)  (in  the  case  of  assignments  of  the  Revolving   Credit
          Commitment and Revolving Credit Loans) each Issuing Lender and the Swingline Lender.

     (ii) Certain Conditions to Assignments. Assignments shall be subject to the following additional conditions:

               (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 or, in the case of an assignment of a Term Loan, $1,000,000, unless each of the Company and the Administrative Agent otherwise consent; provided that no such consent of the Company shall be required if an Event of Default has occurred and is continuing;

               (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement; provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of one Class of Commitments or Loans;

               (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; and

               (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Company and its Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee's compliance procedures and applicable laws, including Federal and state securities laws.

     (iii) Effectiveness of Assignments. Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 10.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

     (iv) Maintenance of Register. The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent, the Issuing Lenders and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, any Issuing Lender and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

     (v) Acceptance of Assignments by Administrative Agent. Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

     (c) Participations.

     (i) Participations Generally. Any Lender may, without the consent of the Borrowers, the Administrative Agent, any Issuing Lender or the Swingline Lender, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender's obligations under this Agreement and the other Loan Documents shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrowers, the Administrative Agent, the Issuing Lenders and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to
Section 10.02(b) that affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.17(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant's interest in the Loans, LC Disbursements or other obligations under this Agreement (the "Participant Register"). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

     (ii) Limitations on Rights of Participants. A Participant shall not be entitled to receive any greater payment under Section 2.14 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company's prior written consent. A Participant that would be a Non-U.S. Lender if it were a Lender shall not be entitled to the benefits of Section 2.16 unless Company is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.16(e) as though it were a Lender.

     (d) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

     SECTION 10.05. Survival. All covenants, agreements, representations and warranties made by the Borrowers herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Issuing Lender or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16, 3.03 and 10.03 and
Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

     SECTION 10.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in
Section 5.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 10.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     SECTION 10.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Borrower against any of and all the obligations of any Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

     SECTION 10.09. Governing Law; Jurisdiction; Consent to Service of Process.
                    ----------------------------------------------------------

     (a) Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

     (b) Submission to Jurisdiction. Each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in Nassau County and of the United States District Court of the Eastern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, any Issuing Lender or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Borrower or its properties in the courts of any jurisdiction.

     (c) Waiver of Venue. Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (d) Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 10.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR
RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     SECTION 10.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

     SECTION 10.12. Confidentiality. Each of the Administrative Agent, the Issuing Lenders and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Company and its Subsidiaries and their respective obligations, (g) with the consent of the Company or (h) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section or (iii) becomes available to the Administrative Agent, any Issuing Lender or any Lender on a nonconfidential basis from a source other than a Borrower. For the purposes of this Section, "Information" means all information received from any Loan Party relating to the Company and its Subsidiaries and their business, other than any such information that is available to the Administrative Agent, any Issuing Lender or any Lender on a nonconfidential basis prior to disclosure by a Borrower; provided that, in the case of information received from any Loan Party after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

     EACH LENDER ACKNOWLEDGES THAT INFORMATION (AS DEFINED IN THIS SECTION) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWERS AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

     ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWERS OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE BORROWERS AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWERS AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

     SECTION 10.13. USA PATRIOT Act. Each Lender hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), such Lender may be required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of each Borrower and other information that will allow such Lender to identify the Borrowers in accordance with said Act.

     SECTION 10.14. Authorization of Company. Each Subsidiary Borrower hereby authorizes the Company to give on behalf of such Subsidiary Borrower all notices, consents and other communications that may be given by such Subsidiary Borrower under or in connection with this Agreement or any other Loan Document, and to receive on behalf of such Subsidiary Borrower all notices, consents and other communications that may be given to such Subsidiary Borrower under or in connection with this Agreement or any other Loan Document (in each case, irrespective of whether or not such notice, consent or other communication is expressly provided elsewhere in this Agreement to be given or received by the Company on behalf of such Subsidiary Borrower). Such notices, consents and other communications may include Borrowing Requests, notices as to continuations, conversions and prepayments of Loans, notices and demands in connection with Defaults, and notices and demands in connection with the exercise by the Administrative Agent or any Lender of remedies. Such notices, consents and other communications may be given by or to the Company in its own name or in the name of the applicable Subsidiary Borrower. The authority given by each Subsidiary Borrower in this Section is coupled with an interest and is irrevocable until all the Revolving Credit Commitments and all Letters of Credit have expired or been terminated and all the obligations of such Subsidiary Borrower under this Agreement and the other Loan Documents have been paid in full.

                            [Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                             1-800-FLOWERS.COM, INC.


                             By: /s/WILLIAM E. SHEA
                             --------------------------------------------------
                             Name: WILLIAM E. SHEA
                             Title: CFO









[Signature Page to Credit Agreement]

                              SUBSIDIARY GUARANTORS

                              CONROY'S, INC.
                              THE WINTASTING NETWORK
                              1-800-FLOWERS RETAIL INC.
                              1-800-FLOWERS SEASONAL TEAN, INC.
                              1-800-FLOWERS TEAM SERVICES, INC.
                              1-800-FLOWERS.COM FRANCHISE CO., INC.
                              BLOOMNET, INC.
                              THE CHILDREN'S GROUP, INC.
                              THE POPCORN FACTORY, INC.
                              AMALGAMATED CONSOLIDATED ENTERPRISES, INC.
                              800-FLOWERS, INC.
                              BLOOMNET TECHNOLOGIES, INC.
                              CHERYL&CO.
                              THE PLOW & HEARTH, INC.
                              FANNIE MAY CONFECTIONS BRANDS, INC.
                              HARRY LONDON CANDIES, INC.
                              FMCB ACQUISITION CO., INC.
                              DESIGNPAC CO., INC.
                              FRESH GIFT CARDS, INC.
                              1-800-FLOWERS SERVICE SUPPORT CENTER, INC.
                              NAPCO MARKETING CORP.

                              For each of the foregoing entities:



                              By: /s/ GERARD M. GALLAGHER
                                 -------------------------------------------
                                 Name: GERARD M. GALLAGHER
                                 Title:Corporate Secretary


                              DESIGNPAC GIFTS LLC
                                  By: DESIGNPAC CO., its sole member

                              By: /s/ GERARD M. GALLAGHER
                                 -------------------------------------------
                                 Name: GERARD M. GALLAGHER
                                 Title:Corporate Secretary


                              GUARDED REALTY HOLDINGS, LLC
                                  By: 1-800-FLOWERS SERVICE SUPPORT CENTER,
                                      INC., its sole member

                              By: /s/ GERARD M. GALLAGHER
                                 -------------------------------------------
                                 Name: GERARD M. GALLAGHER
                                 Title:Corporate Secretary


                              THE PLOW & HEARTH, LLC
                                  By: THE PLOW & HEARTH, INC., it sole member

                              By: /s/ GERARD M. GALLAGHER
                                 -------------------------------------------
                                 Name: GERARD M. GALLAGHER
                                 Title:Corporate Secretary


                             CONNECT 7 PRODUCTIONS, LLC
                                  By: 800-FLOWERS, INC., its sole member

                              By: /s/ GERARD M. GALLAGHER
                                 -------------------------------------------
                                 Name: GERARD M. GALLAGHER
                                 Title:Corporate Secretary


                              WTN SERVICES, LLC
                                  By: THE WINTASTING NETWORK, its sole member

                              By: /s/ GERARD M. GALLAGHER
                                 -------------------------------------------
                                 Name: GERARD M. GALLAGHER
                                 Title:Corporate Secretary

                              SUBSIDIARY BORROWERS:

                              THE WINETASTING NETWORK
                              BLOOMNET, INC.
                              THE CHILDREN'S GROUP, INC.
                              THE POPCORN FACTORY, INC.
                              800-FLOWERS, INC.
                              BLOOMNET TECHNOLOGIES, INC.
                              CHERYL & CO.
                              THE PLOW & HEARTH, INC.
                              FANNIE MAY CONFECTIONS BRANDS, INC.
                              FANNIE MAY CONFECTIONS, INC.
                              HARRY LONDON CANDIES, INC.
                              NAPCO MARKETING CORP.

                              For each of the foregoing entities:


                              By: /s/ GERARD M. GALLAGHER
                                 -------------------------------------------
                                 Name: GERARD M. GALLAGHER
                                 Title:Corporate Secretary


                              DESIGNPAC GIFTS LLC
                                  By: DESIGNPAC CO., INC. its sole member

                              By: /s/ GERARD M. GALLAGHER
                                 -------------------------------------------
                                 Name: GERARD M. GALLAGHER
                                 Title:Corporate Secretary


                              WTN SERVICES, LLC
                                  By: THE WINETASTING NETWORK, its sole member

                              By: /s/ GERARD M. GALLAGHER
                                 -------------------------------------------
                                 Name: GERARD M. GALLAGHER
                                 Title:Corporate Secretary

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                              JPMORGAN CHASE BANK, N.A.
                                 as Administrative Agent and as a Lender, and as Swing Line Lender, and as Issuing Lender


                              By: /s/ HELENE P. SPRUNG
                                  --------------------------------------------
                                  Name: HELENE P. SPRUNG
                                  Title: Senior Vice President

                              BANK OF AMERICA, N.A.,
                              as Syndication Agent and as a Lender


                              By: /s/ STEVEN J. MELCHAREK
                                  --------------------------------------------
                                  Name: STEVEN J. MELCHAREK
                                  Title: Senior Vice President

                              WACHOVIA BANK, N.A.
                              as Syndication Agent and as a Lender


                              By: /s/ MICHAEL T. KEENAN
                                  --------------------------------------------
                                  Name: MICHAEL T. KEENAN
                                  Title: Senior Vice President

                              CAPITAL ONE, N.A.
                              as Documentation Agent and as a Lender


                              By: /s/ PHILIP DAVI
                                  --------------------------------------------
                                  Name: PHILIP DAVI
                                  Title: Senior Vice President

                              HSBC BANK USA, National Association
                              as a Lender


                              By: /s/ CHRISTOPHER J. MENDELSOHN
                                  --------------------------------------------
                                  Name: CHRISTOPHER J. MENDELSOHN
                                  Title: First Vice President

                              RBS CITIZENS, N.A.
                              as a Lender


                              By: /s/ PAUL DARRIGO
                                  --------------------------------------------
                                  Name: PAUL DARRIGO
                                  Title: Senior Vice President

                              TD BANK N.A.
                              as a Lender


                              By: /s/ STEVEN P. CAVALUZZO
                                  --------------------------------------------
                                  Name: STEVEN P. CAVALUZZO
                                  Title: Senior Loan Officer

S